As filed with the Securities and Exchange
             Commission on March 27, 2002


                                  File Nos. 33-85850
                                           811-08838


            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549

                         FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


             Pre-Effective Amendment No.
              Post-Effective Amendment No. 8
                        and/or


     REGISTRATION STATEMENT UNDER THE INVESTMENT
                    COMPANY ACT OF 1940

                    Amendment No. 9


                ALLIANCE MONEY MARKET FUND
    (Exact Name of Registrant as Specified in Charter)

 1345 Avenue of the Americas, New York, New York     10105
   (Address of Principal Executive Office)    (Zip Code)

Registrant's Telephone Number, including Area Code:(800)
221-5672

                   EDMUND P. BERGAN, JR.
             Alliance Capital Management L.P.
                1345 Avenue of the Americas
                 New York, New York 10105
          (Name and address of agent for service)

            Copies of communications to:
                   Patricia A. Poglinco
                    Seward & Kissel LLP
                  One Battery Park Plaza
               New York, New York 10004

It is proposed that this filing will become effective (Check appropriate line)
    immediately upon filing pursuant to paragraph (b) __X__on March 28, 2002 pursuant to paragraph (b)
_____60 days after filing pursuant to paragraph (a)(1)
_____on (date) pursuant to paragraph (a)(1)
_____75 days after filing pursuant to paragraph (a)(2)
_____on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:
_______ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Alliance
Money Market
Fund

o     Prime Portfolio
o     Government Portfolio
o     General Municipal Portfolio

Prospectus
March 28, 2002

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

      This prospectus describes three Portfolios of the Alliance Money Market Fund. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

--------------------------------------------------------------------------------
                              RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary.

      Objectives: The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and, to the extent consistent with the first two objectives, maximum current income (exempt from income taxes to the extent described below in the case of the General Municipal Portfolio).

      Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by investing in a portfolio of high-quality money market securities.

      Principal Risks: The principal risks of investing in the Portfolios are:

      o Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of the Portfolios' investments in debt securities.

      o Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Portfolios' investments will have its credit ratings downgraded.

      Another important thing for you to note:

      An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

      For each Portfolio, the performance table shows the Portfolio's average annual total returns and the bar chart shows the Portfolio's annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

      o the Portfolio's average annual total returns for one year, five years and the life of the Portfolio; and

      o changes in the Portfolio's performance from year to year over the life of the Portfolio.

      A Portfolio's past performance does not necessarily indicate how it will perform in the future.

      You may obtain the most current seven-day yield information for any Portfolio by calling 1-800-221-9513 or your financial intermediary.

Prime Portfolio

                                PERFORMANCE TABLE

                                                     Since
                        1 Year      5 Years      Inception*
--------------------------------------------------------------------------------
                         3.13%        4.52%          4.53%
--------------------------------------------------------------------------------

                                    BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

 n/a        4.59%      4.78%      4.71%       4.37%         5.61%         3.13%
--------------------------------------------------------------------------------
  95         96         97         98          99            00            01

                                                               Calendar Year End

      During the period shown in the bar chart, the highest return for a quarter was 1.45% (quarter ending September 30, 2000) and the lowest return for a quarter was .28% (quarter ending December 31, 2001).

Government Portfolio

                                PERFORMANCE TABLE

                                                     Since
                        1 Year      5 Years      Inception*
--------------------------------------------------------------------------------
                         3.13%        4.43%         4.45%
--------------------------------------------------------------------------------

                                    BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

 n/a        4.53%      4.67%      4.62%       4.28%         5.48%         3.13%
--------------------------------------------------------------------------------
  95         96         97         98          99            00            01

                                                               Calendar Year End

      During the period shown in the bar chart, the highest return for a quarter was 1.42% (quarter ending September 30, 2000) and the lowest return for a quarter was .30% (quarter ending December 31, 2001).

General Municipal Portfolio

                                PERFORMANCE TABLE

                                                     Since
                        1 Year      5 Years      Inception*
--------------------------------------------------------------------------------
                         1.81%        2.64%          2.67%
--------------------------------------------------------------------------------

*     Inception date: 12/29/95.
**    Inception date: 12/13/95.

                                    BAR CHART

   [The following table was depicted as a bar chart in the printed material.]

 n/a        2.78%      2.93%      2.73%       2.46%         3.30%         1.81%
--------------------------------------------------------------------------------
  95         96         97         98          99            00            01

                                                               Calendar Year End

      During the period shown in the bar chart, the highest return for a quarter was .88% (quarter ending June 30, 2000) and the lowest return for a quarter was ..17% (quarter ending December 31, 2001).

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Fees (fees paid directly from your investment)

The Portfolios have no sales load on purchases or reinvested dividends, deferred sales loads, or redemption or exchange fees.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets) and Examples

                                                       ANNUAL PORTFOLIO OPERATING EXPENSES
                                                 Prime           Government     General Municipal
                                                 =====           ==========     =================
   Management Fees ..........................      .50%              .50%              .50%
   12b-1 Fees ...............................      .45%              .45%              .45%
   Other Expenses ...........................      .09%              .24%              .21%
                                                  ----              ----              ----
   Total Portfolio Operating Expenses .......     1.04%             1.19%             1.16%
   Waiver and/or Expense Reimbursement*......     (.04)%            (.19)%            (.16)%
                                                  ----              ----              ----
   Net Expenses .............................     1.00%             1.00%             1.00%

----------
* Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement during each Portfolio's current fiscal year of a portion of the Portfolio's operating expenses so that each Portfolio's expense ratio does not exceed 1.00%. This waiver extends through the end of each Portfolio's current fiscal year and may be extended by Alliance for additional one year terms.

EXAMPLES**

The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                 Prime           Government     General Municipal
                                                 =====           ==========     =================
   1 Year ................................      $  102             $  102            $  102
   3 Years ...............................      $  327             $  359            $  353
   5 Years ...............................      $  570             $  636            $  623
   10 Years ..............................      $1,267             $1,426            $1,395

----------
** These examples assume that Alliance's agreement to bear a portion of each Portfolio's operating expenses is not extended beyond its initial period of one year.

--------------------------------------------------------------------------------
   OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS
--------------------------------------------------------------------------------

      This section of the prospectus provides a more complete description of the investment objectives, principal strategies and risks of the Portfolios.

      Please note:

      o Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolios' Statement of Additional Information or SAI.

      o There can be no assurance that any Portfolio will achieve its investment objectives.

      o Except as noted, the Portfolios' investment strategies are not fundamental and thus can be changed without a shareholder vote.

Investment Objectives and Strategies

      The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity, and, to the extent consistent with the first two objectives, maximum current income (exempt from income taxes in the case of the General Municipal Portfolio). The Portfolios' investment objectives are fundamental.

      As a matter of fundamental policy, each Portfolio pursues it objectives by maintaining a portfolio of high-quality money market securities. As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolios' investments. Under that Rule, the Portfolios' investments must each have a remaining maturity of no more than 397 days and the Portfolios must maintain an average weighted maturity that does not exceed 90 days.

Prime Portfolio

      The Prime Portfolio's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits issued or guaranteed by banks or savings and loans associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion;

      o high-quality commercial paper (or, if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o adjustable rate obligations;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale);

      o asset-backed securities; and

      o repurchase agreements that are fully collateralized.

      The Portfolio may invest up to 25% of its total assets in money market instruments issued by foreign branches of foreign banks. To the extent the Portfolio makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations, and the lack of uniform accounting and financial reporting standards.

      The Portfolio does not invest more than 25% of its assets in securities of issuers in any one industry except for U.S. Government securities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks).

Government Portfolio

      The Government Portfolio normally invests at least 80% of its net assets in U.S. Government securities and repurchase agreements relating to U.S. Government securities. This policy may not be changed without 60 days' prior written notice to shareholders. For purposes of this policy, "net assets" means net assets plus borrowings, if any, for investment purposes. The Government Portfolio's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including those that may carry adjustable rates of interest; and

      o repurchase agreements that are fully collateralized.

      The Government Portfolio may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities.

General Municipal Portfolio

      The General Municipal Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. The General Municipal Portfolio, as a matter of fundamental policy, normally invests at least 80% of its net assets in high-quality municipal securities. For purposes of this policy, "net assets" means net assets plus borrowings, if any, for investment purposes. The Portfolio's income may be subject to state or local income taxes.

      The Portfolio may invest without limit in tax-exempt municipal securities that are subject to the Federal alternative minimum tax (the "AMT").

      Municipal Securities. The General Municipal Portfolio's investments in municipal securities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

      The General Municipal Portfolio may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

      The General Municipal Portfolio may invest in restricted securities (i.e., securities subject to legal or contractual restrictions on resale).

      The General Municipal Portfolio's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by the Adviser to be of comparable quality. Securities also must meet credit standards applied by the Adviser.

      The quality and liquidity of the General Municipal Portfolio's investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. The Portfolio continuously monitors the credit quality of third parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

      The General Municipal Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but stand-by commitments are not expected to comprise more than 5% of the Portfolio's net assets. The Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities.

      Taxable Investments. The General Municipal Portfolio may invest in taxable investments including obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

Risk Considerations

      The Portfolios' principal risks are interest rate risk and credit risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

      The Portfolios may invest up to 10% of their net assets in illiquid securities, including illiquid restricted securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

      The Portfolios' investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Portfolio's investments.

      The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

      The General Municipal Portfolio faces municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

      The Portfolios' Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2001 totaling more than $455 billion (of which more than $172 billion represented assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 53 registered investment companies managed by Alliance, comprising 142 separate investment portfolios, currently have approximately 7.5 million shareholder accounts.

      Under its Advisory Agreement with the Portfolios, Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance, for the fiscal year ended November 30, 2001, as a percentage of average daily net assets:

                                                        Fee as a percentage of
Portfolio                                              average daily net assets*
================================================================================
Prime Portfolio                                                 .46%
Government Portfolio                                            .31%
General Municipal Portfolio                                     .34%

----------
* Fees are stated net of waivers and/or reimbursements. See the "Fee Table" at the beginning of the prospectus for more information about fee waivers.

      Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of shares of the Portfolios, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

Administrator

      ADP Financial Information Services, Inc., a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator performs or arranges for the performance of certain services, mainly remote processing services through its proprietary shareholder accounting system. ADP is entitled to receive from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of such Portfolio's average daily net assets. ADP may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. ADP shall not have any responsibility or authority for any Portfolio's investments, the determination of investment policy, or for any matter pertaining to the distribution of Portfolio shares.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

How The Portfolios Value Their Shares

      Each of the Portfolios' net asset value or NAV, which is the price at which shares of the Portfolios are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern time, each day the New York Stock Exchange (NYSE) is open for business.

      To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment

      You may purchase a Portfolio's shares through your financial intermediary by instructing your financial intermediary to use one or more of Alliance Money Market Fund's Portfolios--Prime, Government, or the General Municipal Portfolio in connection with your brokerage account. There is no minimum for initial investment or subsequent investments.

      o Subsequent Investments

      By Check:

      Mail or deliver your check or negotiable draft, payable to your financial intermediary, who will deposit it into the Portfolio(s). Please designate the appropriate Portfolio and indicate your brokerage account number if applicable, on the check or draft.

      By Sweep:

      Your financial intermediary may offer an automatic "sweep" for the Portfolio in the operation of brokerage cash accounts for its customers. Contact your financial intermediary to determine if a sweep is available and what the sweep parameters are.

How To Sell Shares

      You may "redeem" your shares (i.e., sell your shares to the Portfolio) on any day the NYSE is open through your financial intermediary. Your sales price will be the next-determined NAV after the Portfolio receives your sales request in proper form. Normally, redemption proceeds will be wired or mailed to you either the same or the next business day, but generally no later than seven days after receipt of your request for redemption. If you recently purchased your shares by check or electronic funds transfer, your redemption proceeds may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

      o By Contacting Your Financial Intermediary

      Instruct your financial intermediary to order a withdrawal from your Portfolio account.

      o By Sweep

      If your financial intermediary offers an automatic sweep arrangement, the sweep will automatically transfer from your Portfolio account sufficient amounts to cover security purchases in your brokerage account.

      o By Checkwriting

      With this service, you may write checks made payable to any payee. First, you must fill out the signature card which you can obtain from your financial intermediary. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You can not write checks for more than the principal balance (not including any accrued dividends) in your account.

Other

      The Portfolios have two transaction times each business day, 12:00 Noon and 4:00 p.m., Eastern time. New investments represented by Federal funds or bank wire monies received by The Bank of New York at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day you redeem shares regardless of whether the redemption order is received before or after 12:00 Noon.

      A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios.

      Each Portfolio may refuse any order to purchase shares.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

      Each of the Portfolios' net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolios expect that their distributions will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains.

Prime Portfolio and Government Portfolio

      For Federal income tax purposes, the Prime and Government Portfolios' dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes.

General Municipal Portfolio

      Distributions of tax-exempt interest income from this Portfolio are not subject to Federal income tax (other than the AMT), but may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT. Distributions out of taxable interest income, other investment income and short-term capital gains, are taxable to you as ordinary income and distributions of long-term capital gains, if any, may be taxable to you as long-term taxable gains.

      Consult your tax adviser as to the tax consequences of an investment in the Portfolios, including the possible applicability of the AMT to a portion of the distributions.

      Each year shortly after December 31, a Portfolio will send you tax information stating the amount and type of all of its distributions for the year.

      The sale of Portfolio shares is a taxable transaction for Federal income tax purposes.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

      The Portfolios have adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and service fees for the distribution and sale of their shares. The Portfolios pay these fees in the amount of 0.45% as a percent of aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand a Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent accountants, for each of the three years in the period ended November 30, 2001 and by other independent accountants for years prior to December 1, 1998. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the Portfolios' Annual Report, which is available upon request.

                                                                   PRIME PORTFOLIO
                                             ==========================================================
                                                               Year Ended November 30,
                                             ==========================================================
                                              2001         2000          1999         1998        1997
                                             ======       ======        ======       ======      ======
Net asset value, beginning of period ..      $ 1.00       $ 1.00        $ 1.00       $ 1.00      $ 1.00
                                             ------       ------        ------       ------      ------
Income from Investment Operations
Net investment income (a) .............        .035         .054          .042         .047        .046
                                             ------       ------        ------       ------      ------
Less: Dividends
Dividends from net investment income ..       (.035)       (.054)        (.042)       (.047)      (.046)
                                             ------       ------        ------       ------      ------
Net asset value, end of period ........      $ 1.00       $ 1.00        $ 1.00       $ 1.00      $ 1.00
                                             ======       ======        ======       ======      ======
Total Return
Total investment return based on net
  asset value (b) .....................        3.55%        5.54%         4.31%        4.77%       4.75%

Ratios/Supplemental Data
Net assets, end of period (in millions)      $1,302       $1,278        $1,091       $  682      $3,298
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements ....................        1.00%        1.00%         1.00%        1.00%       1.00%
  Expenses, before waivers and
    reimbursements ....................        1.04%        1.05%         1.11%        1.06%       1.06%
  Net investment income (a) ...........        3.50%        5.41%         4.24%        4.69%       4.65%

--------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period. Total investment return calculated for a period of less than one year is not annualized.

                                                                GOVERNMENT PORTFOLIO
                                             ===========================================================
                                                               Year Ended November 30,
                                             ===========================================================
                                              2001         2000          1999         1998         1997
                                             ======       ======        ======       ======       ======
Net asset value, beginning of period ..      $ 1.00       $ 1.00        $ 1.00       $ 1.00       $ 1.00
                                             ------       ------        ------       ------       ------
Income from Investment Operations
Net investment income (a) .............        .035         .053          .041         .046         .045
                                             ------       ------        ------       ------       ------
Less: Dividends
Dividends from net investment income ..       (.035)       (.053)        (.041)       (.046)       (.045)
                                             ------       ------        ------       ------       ------
Net asset value, end of period ........      $ 1.00       $ 1.00        $ 1.00       $ 1.00       $ 1.00
                                             ======       ======        ======       ======       ======
Total Return
Total investment return based on net
  asset value (b) .....................        3.54%        5.40%         4.23%        4.67%        4.64%

Ratios/Supplemental Data
Net assets, end of period (in millions)      $   85       $   78        $   76       $   42       $  124
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements ....................        1.00%        1.00%         1.00%        1.00%        1.00%
  Expenses, before waivers and
    reimbursements ....................        1.19%        1.26%         1.34%        1.14%        1.25%
  Net investment income (a) ...........        3.48%        5.26%         4.17%        4.60%        4.54%

--------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period. Total investment return calculated for a period of less than one year is not annualized.

                                                             GENERAL MUNICIPAL PORTFOLIO
                                             ===========================================================
                                                               Year Ended November 30,
                                             ===========================================================
                                              2001         2000          1999         1998         1997
                                             ======       ======        ======       ======       ======
Net asset value, beginning of period ..      $ 1.00       $ 1.00        $ 1.00       $ 1.00       $ 1.00
                                             ------       ------        ------       ------       ------
Income from Investment Operations
Net investment income (a) .............        .021         .032          .024         .027         .029
                                             ------       ------        ------       ------       ------
Less: Dividends
Dividends from net investment income ..       (.021)       (.032)        (.024)       (.027)       (.029)
                                             ------       ------        ------       ------       ------
Net asset value, end of period ........      $ 1.00       $ 1.00        $ 1.00       $ 1.00       $ 1.00
                                             ======       ======        ======       ======       ======
Total Return
Total investment return based on net
  asset value (b) .....................        2.10%        3.27%         2.42%        2.76%        2.92%

Ratios/Supplemental Data
Net assets, end of period (in millions)      $   90       $   80        $   64       $   44       $  137
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements ....................        1.00%        1.00%         1.00%        1.00%        1.00%
  Expenses, before waivers and
    reimbursements ....................        1.16%        1.32%         1.37%        1.17%        1.21%
  Net investment income (a) ...........        2.04%        3.22%         2.40%        2.74%        2.87%

--------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period. Total investment return calculated for a period of less than one year is not annualized.

For more information about the Portfolios, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

o Statement of Additional Information (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:  c/o Alliance Global Investor Services, Inc.
          P.O. Box 1520, Secaucus, NJ 07096

By phone: For Information: (800) 824-1916
          For Literature:  (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, DC 20549-0102.

On the Internet: www.sec.gov

You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

--------------------------------------------------------------------------------
Table of Contents
-----------------

RISK/RETURN SUMMARY .....................................................      2
  Performance and Bar Chart Information .................................      2
FEES AND EXPENSES OF THE PORTFOLIOS .....................................      4
OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS      5
  Investment Objectives and Strategies ..................................      5
  Prime Portfolio .......................................................      5
  Government Portfolio ..................................................      6
  General Municipal Portfolio ...........................................      6
  Risk Considerations ...................................................      7
MANAGEMENT OF THE PORTFOLIOS ............................................      7
PURCHASE AND SALE OF SHARES .............................................      8
  How The Portfolios Value Their Shares .................................      8
  How To Buy Shares .....................................................      8
  How To Sell Shares ....................................................      8
DIVIDENDS, DISTRIBUTIONS AND TAXES ......................................      9
DISTRIBUTION ARRANGEMENTS ...............................................     10
FINANCIAL HIGHLIGHTS ....................................................     10
--------------------------------------------------------------------------------

SEC FILE No. 811-8838

                ALLIANCE MONEY MARKET FUND

              New Jersey Municipal Portfolio
               New York Municipal Portfolio
              California Municipal Portfolio
              Connecticut Municipal Portfolio

                        PROSPECTUS
                      MARCH 28, 2002


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    This prospectus describes four Portfolios of the Alliance Money Market Fund. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

    The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary.

    Objectives: The investment objectives of each Portfolio are in the following order of priority - safety of principal, excellent liquidity, and to the extent consistent with the first two objectives, maximum current income exempt from Federal income tax and state personal income tax, including for the New York Municipal Portfolio, New York City personal income tax.

    Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by investing in a portfolio of high-quality money market securities. The Portfolios are non-diversified and are offered only to residents of the named states.


    Principal Risks: The principal risks of investing in the Portfolios are:

         -Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of the Portfolios' investments in debt securities.

         -Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for ta particular security may by reflected in its credit rating. Credit risk includes the possibility that any of the Portfolios' investments will have its credit ratings downgraded.

         Another important thing for you to note:

         An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit

Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

Performance and Bar Chart Information

         There is no performance table or bar chart for the Portfolios because they have not commenced operations.

               FEES AND EXPENSES OF THE PORTFOLIOS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Fees (fees paid directly from your investment)

The Portfolios have no sales load on purchases or reinvested dividends, deferred sales loads, or redemption or exchange fees.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets) and Examples

                      ANNUAL PORTFOLIO OPERATING EXPENSES
              New Jersey*  New York*   California*  Connecticut*

Management Fees
12b-1 Fees
Other Expenses
Total Portfolio
  Operating Expenses
_______________
*   The Portfolios have not commenced operations.

EXAMPLES

The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Your actual costs may be higher or lower.

              New Jersey*  New York*   California*  Connecticut*

1 Year
3 Years
5 Years
10 Years
__________________
*   The Portfolios have not commenced operations.

 OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES,
                            AND RISKS

      This section of the prospectus provides a more complete description of the investment objectives, principal strategies and risks of the Portfolios.

         Please note:

      - Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolios' Statement of Additional
              Information or SAI.

         - There can be no assurance that any Portfolio will achieve its investment objectives.

         - Except as noted, the Portfolios' investment strategies are not fundamental and thus can be changed without a shareholder vote.


Investment Objectives and Strategies

      The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity, and, to the extent consistent with the first two objectives, maximum current income exempt from Federal income tax and state personal income tax, including for the New York Municipal Portfolio, New York City personal income tax. The Portfolios' investment objectives are fundamental.

      As a matter of fundamental policy, each Portfolio pursues it objectives by maintaining a portfolio of high-quality money market securities. Each Portfolio, as a matter of fundamental policy, invests at least 80% of its net assets in high-quality municipal securities. For purposes of this policy and the 80% policy discussed below, net assets means net assets plus borrowings, if any, for investment purposes.

         As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolios' investments. Under that Rule, the Portfolios' investments must each have a remaining maturity of no more than 397 days and the Portfolios must maintain an average weighted maturity that does not exceed 90 days.

      Each Portfolio, as a matter of fundamental policy, normally invests at least 80% of its net assets in municipal securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax. The Portfolios may invest without limit in tax-exempt municipal securities that are subject to the Federal alternative minimum tax (the "AMT").


         Municipal Securities. The Portfolios' investments in municipal securities may include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

         Each Portfolio may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

         Each Portfolio may invest in restricted securities
(i.e., securities subject to legal or contractual restrictions on resale).

         Each Portfolio's municipal securities at the time of purchase will be rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by the Adviser to be of comparable quality. Securities also must meet credit standards applied by the Adviser.

         The quality and liquidity of the Portfolios' investments in municipal securities will be supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. Each Portfolio will continuously monitor the credit quality of third parties; however, changes in the credit quality of these financial institution could cause a

Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

      Each Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but stand-by commitments are not expected to comprise more than 5% of a Portfolio's net assets. Each Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities.


         Taxable Investments. The Portfolios may invest in taxable investments including obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

Risk Considerations

         The Portfolios' principal risks are interest rate risk and credit risk. Because the Portfolios will invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios will invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

         Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios will invest in highly-rated securities to minimize credit risk.

         The Portfolios may invest up to 10% of their net assets in illiquid securities, including illiquid restricted securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

         The Portfolios' investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Portfolio's investments.

         The Portfolios also are subject to management risk because they will be actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

      The Portfolios face municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Portfolios' investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolios may invest a large portion of their assets in a particular state's municipal securities, they are more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences. The Portfolios' investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

                  MANAGEMENT OF THE PORTFOLIOS

      The Portfolios' Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2001 totaling more than $455 billion (of which more than $172 billion represented assets of investment companies). As of December 31, 2001 Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 53 registered investment companies managed by Alliance, comprising 142 separate investment portfolios, currently have approximately
7.5 million shareholder accounts.

         Under its Advisory Agreement with the Portfolios, Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio will pay Alliance as a percentage of average daily net assets:

                                      Fee as a percentage of
Portfolio                            average daily net assets
________________________________________________________________
New Jersey Municipal Portfolio*
New York Municipal Portfolio*
California Municipal Portfolio*
Connecticut Municipal Portfolio*

*   The Portfolios have not commenced operations.

         Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios to compensate broker-dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of shares of the Portfolios, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

Administrator

         ADP Financial Information Services, Inc., a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator performs or arranges for the performance of certain services, mainly remote processing services through its propriety shareholder accounting system. ADP is entitled to receive from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of such Portfolio's average daily net assets. ADP may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. ADP shall not have any responsibility or authority for any Portfolio's investments, the determination of investment policy, or for any matter pertaining to the distribution of Portfolio shares.

                   PURCHASE AND SALE OF SHARES

How The Portfolios Values Their Shares

      Each of the Portfolios' net asset value or NAV, which is the price of which shares of the Portfolios are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 4:00 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for business.

         To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

         -    Initial Investment

         You may purchase a Portfolio's shares through your financial intermediary by instructing your financial intermediary to use one or more of Alliance Money Market Fund's Portfolios - New York Municipal, New Jersey Municipal, California Municipal or Connecticut Municipal Portfolio - in connection with your brokerage account. There is no minimum for initial investment or subsequent investments.

         -    Subsequent Investments

         By Check:

      Mail or deliver your check or negotiable draft, payable to your financial intermediary, who will deposit it into the Portfolio(s). Please designate the appropriate Portfolio and indicate your brokerage account number, if applicable, on the check or draft.

         By Sweep:

      Your financial intermediary may offer an automatic
"sweep" for the Portfolio in the operation of brokerage cash accounts for its customers. Contact your financial intermediary to determine if a sweep is available and what the sweep parameters are.

How To Sell Shares

         You may "redeem" your shares (i.e., sell your shares to the Portfolio) on any day the NYSE is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Portfolio receives your sales request in proper form. Normally, redemption proceeds will be wired or mailed to you either the same or the next business day, but generally no later than seven days after receipt of your redemption request. If you recently purchased your shares by check or electronic funds transfer, your redemption proceeds may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what procedures or documents are required to sell your shares, you should contact your broker.

         -    By Contacting Your Financial Intermediary

         Instruct your financial intermediary to order a withdrawal from your Portfolio account.

         -    By Sweep

      If your financial intermediary offers an automatic sweep arrangement, the sweep will automatically transfer from your Portfolio account sufficient amounts to cover security purchases in your brokerage account.

         -    By Checkwriting

         With this service, you may write checks made payable to any payee. First, you must fill out the signature card which you can obtain from your financial intermediary. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You can not write checks for more than the principal balance (not including any accrued dividends) in your account.

Other

      The Portfolios have two transaction times each business day, 12:00 Noon and 4:00 p.m., Eastern time. New investments represented by Federal funds or bank wire monies received by The Bank of New York at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day you redeem shares regardless of whether the redemption order is received before or after 12:00 Noon.

      A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representive or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios.

      Each Portfolio may refuse any order to purchase shares.

               DIVIDENDS, DISTRIBUTIONS AND TAXES

      Each of the Portfolios' net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. The additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolios expect that their distributions will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains.

      Distributions of tax-exempt interest income from the Portfolios are not subject to Federal income tax (other than the AMT). Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT. For each Portfolio, except the New York Portfolio and Connecticut Portfolio, distributions out of income earned from U.S. Government securities will be exempt from state personal income as described below.

      Distributions to residents of New Jersey out of income earned by the New Jersey Portfolio from New Jersey municipal securities are exempt from New Jersey state personal income taxes. Distributions to residents of New York out of income earned by the New York Portfolio from New York municipal securities are exempt from and New York state and New York City personal income taxes. Distributions to residents of California out of income earned by the California Portfolio from California municipal securities are exempt from California personal income taxes. Distributions to individuals who are residents of Connecticut out of income earned by the Connecticut Portfolio from Connecticut municipal securities are exempt from Connecticut personal income taxes. Distributions from each Portfolio to a corporate shareholder generally are not exempt from the corporate taxes imposed by the named states. Distributions out of taxable interest income, other investment income and short-term capital gains are taxable to you as ordinary income and distributions of long-term capital gains, if any, may be taxable to you as long-term taxable gains.


         Consult your tax adviser as to the tax consequences of an investment in the Portfolios, including the possible applicability of the AMT to a portion of the distributions.

         Each year shortly after December 31, a Portfolio will send you tax information stating the amount and type of all of its distributions for the year.

         The sale of Portfolio shares is a taxable transaction for Federal income tax purposes.

                    DISTRIBUTION ARRANGEMENTS

         The Portfolios have adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and service fees of up to 0.45% as a percent of aggregate average daily net assets for the distribution and sale of their shares. Because these fees will be paid out of the Portfolios' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

         For more information about the Portfolios, the following document is available upon request:

Statement of Additional Information (SAI)

         The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.

         You may request a free copy of the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:


By mail:             c/o Alliance Global Investor Services, Inc.
                     P.O. Box 1520, Secaucus, NJ 07096


By phone:            For Information: (800) 824-1916
                     For Literature:  (800) 824-1916


Or you may view or obtain this document from the Securities and Exchange Commission:

         - Call the Commission at 1-202-942-8090 for information on the operation of the Public
              Reference Room.

         - Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http:/www.sec.gov

         - Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102

On the Internet:     www.sec.gov


You also may find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

SEC FILE No:  811-8838

                        TABLE OF CONTENTS


RISK/RETURN SUMMARY..........................................
FEES AND EXPENSES OF THE PORTFOLIOS..........................
OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES,
STRATEGIES, AND RISKS........................................
    Investment Objectives and Strategies.....................
    Risk Considerations......................................
MANAGEMENT OF THE PORTFOLIOS.................................
PURCHASE AND SALE OF SHARES..................................
    How The Portfolios Value Their Shares....................
    How To Buy Shares........................................
    How To Sell Shares.......................................
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................
DISTRIBUTION ARRANGEMENTS....................................

                                       ALLIANCE MONEY MARKET FUND
_______________________________________________________________
P.O. Box 1520, Secaucus, New Jersey 07096
Toll Free (800) 221-5672
_______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                         March 28, 2002

_______________________________________________________________


This Statement of Additional Information ("SAI) is not a prospectus but supplements and should be read in conjunction with the Fund's Prospectus dated March 28, 2002. Financial statements for the Fund for the year ended November 30, 2001 are included in the Fund's annual report to shareholders and are incorporated into the SAI by reference. A copy of the Prospectus and the Fund's annual report may be obtained by contacting the Fund at the address or telephone number shown above.


                        TABLE OF CONTENTS

                                                             PAGE

INVESTMENT OBJECTIVES AND POLICIES
INVESTMENT RESTRICTIONS
MANAGEMENT OF THE FUND
PURCHASE AND REDEMPTION OF SHARES
DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
TAXES
GENERAL INFORMATION
SPECIAL RISK FACTORS IN CONCENTRATION IN A SINGLE STATE
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT ACCOUNTANTS
APPENDIX A  DESCRIPTION OF MUNICIPAL SECURITIES               A-1
APPENDIX B  DESCRIPTION OF SECURITIES RATINGS                 B-1


____________________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
_______________________________________________________________

         The Alliance Money Market Fund (the "Fund") is an open-end management investment company. The Fund consists of seven distinct portfolios, the Prime Portfolio, the Government Portfolio, the New Jersey Municipal Portfolio, the New York Municipal Portfolio, the Connecticut Municipal Portfolio, the California Municipal Portfolio and the General Municipal Portfolio (hereinafter sometimes referred to as a "Portfolio" or the "Portfolios"). (Each of the New Jersey, New York, Connecticut, California and General Municipal Portfolios are hereinafter sometimes referred to as a "Municipal Portfolio", or collectively as the "Municipal Portfolios"). The Prime, Government and General Municipal Portfolios have commenced operations.

         The investment objectives of each Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and, to the extent consistent with the first two objectives, maximum current income (exempt from income taxes to the extent described below in the case of the New Jersey, New York, Connecticut, California and the General Municipal Portfolios). As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. Each Municipal Portfolio, as a matter of fundamental policy, invests at least 80% of its net assets in high-quality municipal securities . For purposes of this policy and the 80% policies described below with respect to the Government and Municipal Portfolios, net assets include any borrowings, if any, for investment purposes. While no Portfolio may change its "fundamental investment policies" without shareholder approval, each may, upon notice to shareholders, but without such approval, change "non-fundamental investment policies" or create additional series or classes of shares in order to establish portfolios which may have different investment objectives. Normally, substantially all of each Municipal Portfolio's income will be tax-exempt as described below. There can be no assurance that any Portfolio's objectives will be achieved.

         Each Portfolio will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. Accordingly, each Portfolio will invest in securities which, at the time of investment, have remaining maturities not exceeding 397 days and the average maturity of each Portfolio's investment portfolio will not exceed

90 days. A more detailed description of Rule 2a-7 is set forth on page 5.

         PRIME AND GOVERNMENT PORTFOLIOS. The investment objectives of each of the Prime Portfolio and the Government Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. The Government Portfolio normally invests at least 80% of its net assets in U.S. Government securities and repurchase agreements relating to U.S. Government securities. This policy may not be changed without 60 days' prior written notice to shareholders.

MUNICIPAL PORTFOLIOS

      GENERAL MUNICIPAL PORTFOLIO. The General Municipal Portfolio (the "General Portfolio") seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. Such income may be subject to state or local income taxes. Such income may be subject to state or local income taxes.

      NEW JERSEY MUNICIPAL PORTFOLIO. To the extent consistent with its other investment objectives, the New Jersey Municipal Portfolio (the "New Jersey Portfolio") seeks maximum current income that is exempt from Federal and State of New Jersey personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of New Jersey or its political subdivisions or otherwise exempt from New Jersey income tax. Except when the New Jersey Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from New Jersey state income tax. In addition, during periods when Alliance Capital Management L.P. ("Alliance" or the "Adviser") believes that New Jersey municipal securities that meet the Portfolio's standards are not available, the Portfolio may invest a portion of its assets in securities whose interest payments are only federally tax-exempt. Shares of the New Jersey Portfolio are offered only to New Jersey residents.

      NEW YORK MUNICIPAL PORTFOLIO. To the extent consistent with its other investment objectives, the New York Municipal Portfolio (the "New York Portfolio") seeks maximum current income that is exempt from Federal, New York State and New York City personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by New York State or its political subdivisions, or otherwise exempt from New York state income tax. Except when the New York Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a
matter of fundamental policy, be so invested.    For purposes of
this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from New York state income tax. Shares of the New York Portfolio are offered only to New York State residents.

      CONNECTICUT MUNICIPAL PORTFOLIO. To the extent consistent with its other investment objectives the Connecticut Municipal Portfolio (the "Connecticut Portfolio") seeks maximum current income that is exempt from Federal and Connecticut personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by Connecticut or its political subdivisions, or otherwise exempt from Connecticut state income tax. Except when the Connecticut Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from Connecticut state income tax. Shares of the Connecticut Portfolio are offered only to Connecticut residents.

      CALIFORNIA MUNICIPAL PORTFOLIO. To the extent consistent with its other investment objectives the California Municipal Portfolio (the "California Portfolio") seeks maximum current income that is exempt from both Federal income taxes and California personal income tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. Except when the California Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from California state income tax. Shares of the California Portfolio are available only to California residents.

         FUNDAMENTAL POLICIES. Each Portfolio's investment objective may not be changed without the affirmative vote of a majority of the Portfolio's outstanding shares as defined below. Except as otherwise provided, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the 1940 Act and may, therefore, be changed by the Trustees of the Portfolio without a shareholder vote. However, a

Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

POLICIES APPLICABLE TO EACH PORTFOLIO

      RULE 2A-7 UNDER THE 1940 ACT. Each Portfolio will comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule.

      Currently, pursuant to Rule 2a-7, a Portfolio may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less; and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto. Securities in which the Portfolios invest may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from NRSRO.

      Elibible securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSROs, or is an unrated security of comparable quality, is a second tier security. Under Rule 2a-7 the Prime Portfolio, the Municipal Portfolios and the Government Portfolio may not invest more than five percent of their respective assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Prime Portfolio and the Government Portfolio may not invest in a second tier security if immediately after the acquisition thereof either the Prime Portfolio or the Government Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities (the "second tier security restriction"). The second tier security restriction applies to the Municipal Portfolios with respect to their investment in the "conduit" securities of second tier issuers. A conduit security for purposes of Rule 2a-7 is a security nominally issued by a municipality, but dependent for principal and interest payments on a non-municipal issuer's revenues from a non-municipal project.

      ILLIQUID SECURITIES. A Portfolio will not maintain more than 10% of its net assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, other than restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees and (b) repurchase agreements not terminable within seven days. As to these securities, a Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

         RESTRICTED SECURITIES. A Portfolio may purchase restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act") and commercial paper issued in reliance upon the exemption from registration in
Section 4(2) of such Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

         The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid.
The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees.

         Following the purchase of a restricted security by a Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

         INVESTMENTS ISSUED BY FOREIGN BRANCHES OF BANKS.  No
Portfolio may invest 25% or more of its total assets in instruments issued by foreign branches of foreign banks.

         The Prime Portfolio may make investments in dollar-denominated certificates of deposit and bankers' acceptances issued or guaranteed by, or dollar-denominated time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and prime quality dollar-denominated commercial paper issued by foreign companies. To the extent that the Prime Portfolio makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards. There can be no assurance, as is true with all investment companies, that a Portfolio's objective will be achieved.

SPECIAL CONSIDERATIONS OF MUNICIPAL PORTFOLIOS

         NEW JERSEY, NEW YORK, CONNECTICUT AND CALIFORNIA MUNICIPAL PORTFOLIOS. Apart from the risks associated with investment in any money market fund seeking tax-exempt income, such as default by municipal issuers and fluctuation in short-term interest rates, investors in the New Jersey, New York, California and Connecticut Municipal Portfolios should consider the greater risks of each Municipal Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New Jersey, New York, California and Connecticut issues, respectively, with those of more diversified portfolios, including other states' issues, before making an investment decision. Each of such Municipal Portfolios is a non-diversified investment company and, accordingly, the permitted concentration of investments may present greater risks than in the case of a diversified company. (See below "Special Risk Factors in Concentration in a Single State.")

         To the extent that suitable New Jersey, New York, Connecticut and California municipal securities, as applicable, are not available for investment by the respective Municipal Portfolio, the respective Municipal Portfolio also may purchase municipal securities issued by other states and political subdivisions. The dividends designated as derived from interest income on such municipal securities generally will be exempt from Federal income taxes but will not be exempt from applicable taxes in the named states.

      MUNICIPAL SECURITIES. The term "municipal securities," as used in reference to the Municipal Portfolios in the Prospectus and this SAI, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt (subject to the alternative minimum tax) from Federal income taxes. The municipal securities in which each Portfolio invests are limited to those obligations which at the time of purchase:

         1. are backed by the full faith and credit of the United States Government; or

         2. are municipal notes rated MIG-1/VMIG-1 or MIG-2/VMIG-2 by Moody's Investors Service, Inc. ("Moody's") or SP-1 or SP-2 by Standard and Poor's Corporation ("S&P"), or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees; or

         3. are municipal bonds rated Aa or higher by Moody's, AA or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees; or

         4. are other types of municipal securities, provided that such obligations are rated Prime-1 by Moody's, A-1 or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees. (See Appendix A for a description of municipal securities and Appendix B for a description of these ratings.)

         No Municipal Portfolio will invest 25% or more of its total assets in the securities of non-governmental issuers conducting their principal business activities in any one industry.

         ALTERNATIVE MINIMUM TAX. Each Municipal Portfolio of the Fund may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT"). Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

         Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

         To further enhance the quality and liquidity of the securities in which each Portfolio invests, such securities frequently are supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. Each Portfolio continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial institution could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

         TAXABLE SECURITIES. Although each Municipal Portfolio of the Fund is, and expects to be, largely invested in municipal securities, each such Municipal Portfolio may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. Such taxable money market securities also are limited to remaining maturities not exceeding 397 days at the time of a Municipal Portfolio's investment, and such Municipal Portfolio's municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less. Taxable money market securities purchased by a Municipal Portfolio may include those described below:

         1. marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities; or

         2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit
Insurance Corporation; or

         3. commercial paper, including funding agreements, of prime quality rated A-1 or higher by S&P or Prime-1 by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P, or Aa or higher by Moody's. (See Appendix B for a description of these ratings.)

         MUNICIPAL SECURITIES GENERALLY. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission ("Commission"). Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

OTHER INVESTMENT PRACTICES

         ASSET-BACKED SECURITIES. Each Portfolio may invest in rated, if required by Rule 2a-7, asset-backed securities that meet its existing diversification, quality and maturity criteria. The Portfolios may invest in unrated asset backed securities whose assets consist of obligations of one or more municipal issuers. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose entity. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, as required by Rule 2a-7, the special purpose entity is deemed to be the issuer of the asset-backed security, however, the Fund is required to treat any person whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security that such obligations represent.

         ADJUSTABLE RATE OBLIGATIONS. The interest rate payable on certain securities in which a Portfolio may invest, called "adjustable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on an adjustable rate security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of a Portfolio to demand prepayment of the principal amount and the accrued interest of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount and accrued interest prior to maturity. Adjustable rate demand obligations are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Investments may also be made in adjustable amount master demand notes (which may have demand features in excess of 30 days) which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between a fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is not established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.
Accordingly, when these obligations are not secured by letter of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. The main benefit of an adjustable rate security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of adjustable rate securities enhances the ability of a Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximately equal to the full principal amount. The payment of principal and interest by issuers of certain securities purchased by a Portfolio may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees may be considered in determining whether a security meets a Portfolio's investment quality requirements.

         Adjustable rate obligations purchased by a Portfolio may include participation interests in variable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet the criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives a Portfolio an undivided interest in certain such bonds. A Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of such Portfolio's participation interest in the instrument, plus accrued interest, but will generally do so only (i) as required to provide liquidity to such Portfolio, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such adjustable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. The Portfolios follow Rule 2a-7 with respect to their investments in adjustable rate instruments supported by letters of credit and participation interests. Such Portfolio will not purchase participation interests in adjustable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by such Portfolio from the bonds in which it holds participation interests is exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of adjustable rate demand obligations and participation interests therein held by such Portfolio on the basis of published financial information, rating agency reports and other research services to which the Adviser may subscribe.

         STANDBY COMMITMENTS. A Portfolio may purchase securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment," and the aggregate price which such Portfolio pays for securities with a standby commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Portfolio to be as fully invested as practicable in securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Portfolio acquires standby commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, each Portfolio's policy is to enter into standby commitment transactions only with securities dealers which are determined to present minimal credit risks.

         The acquisition of a standby commitment does not affect the valuation or maturity of the underlying securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by a Portfolio are valued at zero in determining net asset value. Where a Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of a Portfolio's portfolio of securities. Stand-by commitments are not expected to comprise more than 5% of any Portfolio's net assets.

         WHEN-ISSUED SECURITIES. Securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month after the purchase of bonds and notes. During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and, thus, no interest accrues to such Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but a Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of each Portfolio, cash, U.S. Government or other liquid assets, having value equal to, or greater than, such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value. No when-issued commitments will be made if, as a result, more than 15% of a Portfolio's net assets would be so committed.

         GENERAL. Yields on debt securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. There can be no assurance, as is true with all investment companies, that a Portfolio's objectives will be achieved. The achievement of a Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of securities in which a Portfolio invests to meet their obligations for the payment of principal and interest when due. Each Portfolio generally will hold securities to maturity rather than follow a practice of trading. However, a Portfolio may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in securities markets.

         REPURCHASE AGREEMENTS. Each Portfolio may also enter into repurchase agreements pertaining to the types of securities in which it may invest. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Each Portfolio requires continuous maintenance of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System (including the Fund's Custodian) or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is each Portfolio's current practice to enter into repurchase agreements only with such primary dealers and its Custodian, determined to be credit worthy by the Adviser. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is (i) collateralized fully; (ii) the collateral (as defined in such Rule) consists entirely of cash, U.S. Governmental securities and other first tier securities; and (iii) the repurchase agreement would qualify for an exclusion from any automatic stay of creditors' rights under applicable insolvency law. Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements, which involve the sale of securities held by such Portfolio with an agreement to repurchase the securities at an agreed upon price, date and interest payment, although no Portfolio currently intends to enter into such agreements.

_______________________________________________________________

                     INVESTMENT RESTRICTIONS
_______________________________________________________________

         Unless specified to the contrary, the following restrictions apply to each Portfolio and are fundamental policies which may not be changed with respect to each Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any Portfolio (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Portfolio's assets will not constitute a violation of that restriction.

         Each Portfolio:

         1. May not, in the case of the Prime Portfolio, invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction and those set forth in restrictions 2 and 3 below, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

         2. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that with respect to 25% of its total assets (50% in the case of the New Jersey Municipal Portfolio, the New York Municipal Portfolio, the Connecticut Municipal Portfolio and the California Municipal Portfolio), (i) the General Municipal Portfolio may invest not more than 10% of its total assets in the securities of any one issuer and (ii) each of the New Jersey, New York, Connecticut and California Municipal Portfolios may invest in the securities of as few as four issuers (provided that no more than 25% of the respective Municipal Portfolio's total assets are invested in the securities of any
one issuer).1   For purposes of such 5% and 10% limitations, the
____________________

1. As a matter of operating policy, pursuant to Rule 2a-7 the Municipal Portfolios will invest no more than 5% of their assets in first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, a Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days (subject to the 10% restriction stated herein with respect to the General Municipal Portfolio). Fundamental policy number (2) would give a Portfolio the ability to invest, with respect to 25% of its assets, more
                              (Footnote continued)
issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

         3. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         4. May not, in the cases of the Prime Portfolio and the Government Portfolio, borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% (10% in the case of the Government Portfolio) of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur. Such borrowings may not be used to purchase investments and such Portfolio will not purchase any investment while any such borrowings exist;

         5. May not, in the cases of the Prime Portfolio and the Government Portfolio, pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 4. To meet the requirements of regulations in certain states, a Portfolio, as a matter of operating policy, will limit any such pledging, hypothecating or mortgaging to 15% of its total assets, valued at market, so long as shares of such Portfolio are being sold in those states;

         6. May not make loans of money or securities except by the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

         7. May not enter into repurchase agreements (i) not terminable within seven days if, as a result thereof, more than 10% of a Portfolio's total assets would be committed to such repurchase agreements (whether or not illiquid) or other illiquid investments, or (ii) with a particular issuer2 if immediately
____________________

(Footnote continued)
    than 5% of its assets in any one issuer only in the event
    Rule 2a-7 is amended in the future.

2. Pursuant to Rule 2a-7, the seller of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

thereafter more than 5% of such Portfolio's assets would be committed to repurchase agreements entered into with such issuer;
or

         8. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts;
(d) purchase securities on margin, or maintain more than 10% of its net assets in illiquid securities (which include "restricted securities" subject to legal restrictions on resale arising from an issuer's reliance upon certain exemptions from registration under the Securities Act), however, a Portfolio may purchase restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Fund;
(e) make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; (f) purchase or retain securities of any issuer if those officers and Trustees of the Fund and officers and directors of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (g) act as an underwriter of securities.

         In addition, each Municipal Portfolio may not invest more than 25% of its total assets in municipal securities
(a) whose issuers are located in the same state, or (b) the interest upon which is paid from revenues of similar-type projects, except that subsection (a) of this restriction applies only to the General Municipal Portfolio.

_______________________________________________________________

                     MANAGEMENT OF THE FUND
_______________________________________________________________

ORGANIZATION

         Each of the Portfolios is a series of Alliance Money Market Fund, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on October 26, 1994. Each Portfolio's activities are supervised by the Trustees of the Fund. The Adviser provides investment advice and, in general, conducts the management and investment program of the Fund, subject to the general supervision and control of the Trustees of the Fund.

         Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal law. Shareholders have available certain procedures for the removal of Trustees.

Board of Trustees Information

 The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain of the Trustees and officers also may be a trustee, director or officer of other registered investment companies sponsored by the Adviser. Certain information concerning the Fund's Trustees is set forth below.


NAME, ADDRESS,            PRINCIPAL             PORTFOLIOS      OTHER
AGE OF TRUSTEE            OCCUPATION            IN FUND COMPLEX DIRECTORSHIPS
(YEARS OF                 DURING PAST           OVERSEEN BY     HELD BY
SERVICE*)                 5 YEARS               TRUSTEE         TRUSTEE


INTERESTED TRUSTEES
                                Senior Vice President of          3         None
Ronald M. Whitehill,** 63,      Alliance Capital Management
1345 Avenue of the Americas,    Corporation, the general
New York, NY 10105 (8)          partner of Alliance ("ACMC")
                                and President of Alliance Cash
                                Management Services with which
                                he has been associated since
                                prior to 1997.


John D. Carifa,** 57,           President, Chief Operating        114       None
1345 Avenue of the Americas,    Officer and a Director of
New York, NY  10105 (8)         ACMC, with which he has been
                                associated since prior to
                                1997.


Richard S. Borisoff,** 56,      Member of the law firm of         3         None
1285 Avenue of the Americas,    Paul, Weiss, Rifkind, Wharton
New York, NY  10019 (8)         & Garrison with which he has
                                been associated since prior to
                                1997.  He is a Director of
                                Stanley and Elsie Roth
                                Foundation (charitable
                                foundation) and BAR Assurance
                                and Reinsurance Limited
                                (insurance company).






                               19




Jeffrey M. Cole,** 55, 1251     Member of the law firm of         3         None
Avenue of the Americas, New     Kirkpatrick & Lockhart LLP
York, NY 10020 (8)              since January 2002 and an
                                adjunct Professor of Law at
                                New York University School of
                                Law.  Previously he was a
                                member of the law firm of Baer
                                Marks & Upham with which he
                                had been associated since
                                prior to 1997.


Richard J. Daly,*** 48, 51      Group Co-President of ADP         3         None
Mercedes Way, Edgewood, NY      Financial Information
11717 (4)                       Services, Inc. and Corporate
                                Vice President of Automatic
                                Data Processing, Inc. with
                                which he has been associated
                                since prior to 1997.


Richard R. Stumm,*** 43, 2      Vice President of Automatic       3         None
Journal Square Plaza, Jersey    Data Processing/Financial
City, NJ 07306 (8)              Information Services Division
                                with which he has been
                                associated since prior to
                                1997.


DISINTERESTED TRUSTEES

William H. Foulk, Jr.,#+ 69, 2  Investment Adviser and an         110       None
Sound View Drive, Suite 100,    independent consultant.
Greenwich, CT 06830 (8)         Formerly Senior Manager of
                                Barrett Associates, Inc., a
                                registered investment adviser,
                                with which he had been
                                associated since prior to
                                1997.  Formerly Deputy
                                Comptroller of the State of
                                New York and, prior thereto,
                                Chief Investment Officer of
                                the New York Bank for Savings.


Arthur S. Kranseler,#+ 67,      Currently independent             3         None
3407 South Ocean Boulevard,     management consultant.  He was
Suite 5-C, Highland Beach, FL   formerly Corporate Vice-
33487 (8)                       President of Corporate
                                Development for Automatic Data
                                Processing, Inc. (information


                               20




                                services data processing) with
                                which he had been associated
                                since prior to 1997.


Robert A. Lewis,#+ 48, Three    Member of the law firm of         3         None
Embarcadero Center, San         McCutchen, Doyle, Brown &
Francisco, CA 94111 (8)         Enersen with which he has been
                                associated since prior to
                                1997.


Clifford L. Michel,#+ 62,       Senior Counsel of the law firm    91        Placer
St. Bernard's Road, Gladstone,  of Cahill Gordon & Reindel,                 Dome, Inc.
NJ 07934 (8)                    with which he has been
                                associated since prior to
                                1997.  President and Chief
                                Executive Officer of Wenonah
                                Development Company
                                (investments) and a Director
                                of the Placer Dome, Inc.
                                (mining).


William L. Rhoads III,#+ 73,    Financial consultant.             3         None
1009 Barley Drive, Wilmington,  Previously, he was Chairman,
DE 19807 (8)                    Trust and Investment
                                Committee, J.P. Morgan
                                Delaware (banking) and
                                President and Chief Executive
                                Officer of C.F. Kettering,
                                Inc. (holding company).
                                Currently President and
                                Director of TRP Finance, Inc.,
                                Vice Chairman and Director of
                                ADP Atlantic, Inc. and
                                Affiliates.

________________
*   There is no stated term of office for the Fund's Trustees.
**  "Interested person", as defined in the 1940 Act, of the Fund because of an affiliation with Alliance.
*** Considered to be an "interested person."
#   Member of the Audit Committee.
+   Member of the Nominating Committee.

         The Fund's Board of Trustees has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the

Board of Trustees in its oversight of the Fund's financial reporting process. The Audit Committee met two times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Trustees. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

         In approving the most recent annual continuance of the Fund's investment advisory agreement ("Advisory Agreement"), the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested Trustees meeting separately from the full Board with experienced counsel that is independent of the Adviser.

         The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of each Portfolio, as well as applicable constraints on portfolio management, were considered. Each Portfolio's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered an expense limitation agreement between the Fund on behalf of each Portfolio and the Adviser that sets expense caps on overall Portfolio expenses and provides for waiver of fees by the Adviser or reimbursement of expenses if needed to meet such caps, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent accountants in periodic meetings with the Fund's Audit
Committee.

      In reviewing the fees payable under the Advisory
Agreement, the Trustees compared the fees and overall expense levels of each Portfolio to those of competitive funds and other
funds with similar investment objectives.   The information on
advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Trustees also considered the fees of each Portfolio as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to each Portfolio, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by each Portfolio, but also so-called "fallout benefits" to the Adviser. In evaluating each Portfolio's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Portfolios.

      The Trustees also considered the business reputation of the Adviser and its financial resources. The Trustees evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Trustees also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

      No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered that it was in the best interests of each Portfolio to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

      The dollar range of the Fund's securities owned by each Trustee and the aggregate dollar range of securities owned by each Trustee in the Alliance Fund Complex are set forth below.

                            DOLLAR RANGE       AGGREGATE DOLLAR RANGE
                            OF EQUITY          OF EQUITY SECURITIES
                            SECURITIES IN      IN THE ALLIANCE FUND
                            THE FUND AS OF     COMPLEX AS OF
                            DECEMBER 31, 2001  DECEMBER 31, 2001

Ronald M. Whitehill         None               Over $100,000
John D. Carifa              None               Over $100,000
Richard S. Borisoff         None               None
Jeffrey M. Cole             $1 - $10,000       $50,001 - $100,000
Richard J. Daly             None               Over $100,000
William H. Foulk, Jr.       $1 - $10,000       Over $100,000
Arthur S. Kranseler         $1 - $10,000       $10,001 - 50,000
Robert A. Lewis             None               $1 - $10,000
Clifford L. Michel          $10,001 - $50,000  Over $100,000
William L. Rhoads III       None               None
Richard R. Stumm            None               None

Officer Information

Certain information concerning the Fund's officers is set forth below.


NAME AND ADDRESS,*              POSITION(S) HELD        PRINCIPAL OCCUPATION
AND (AGE)                       WITH FUND               DURING PAST 5 YEARS

Ronald M. Whitehill (63)        President               (see biography above)

Andrew M. Aran (44)             Senior Vice President   Senior Vice President
                                                        of ACMC**, with which
                                                        he has been associated
                                                        since prior to 1997.

John R. Bonczek (41)            Senior Vice President   Senior Vice President
                                                        of Alliance Fund
                                                        Distributors, Inc.
                                                        ("AFD")**, with which
                                                        he has been associated
                                                        since prior to 1997.

Doris T. Ciliberti (38)         Senior Vice President   Senior Vice President
                                                        of AFD**, with which
                                                        she has been
                                                        associated since prior
                                                        to 1997.

Kathleen A. Corbet (42)         Senior Vice President   Executive Vice
                                                        President of ACMC**,
                                                        with which she has
                                                        been associated since
                                                        prior to 1997.

Patricia Ittner (50)            Senior Vice President   Vice President of
                                                        AFD**, with which she
                                                        has been associated
                                                        since prior to 1997.

Robert I. Kurzweil (51)         Senior Vice President   Senior Vice President
                                                        of AFD**, with which
                                                        he has been associated
                                                        since prior to 1997.

William E. Oliver (52)          Senior Vice President   Senior Vice President
                                                        of ACMC**, with which
                                                        he has been associated
                                                        since prior to 1997.

Raymond J. Papera (46)          Senior Vice President   Senior Vice President
                                                        of ACMC**, with which
                                                        he has been associated
                                                        since prior to 1997.

Kenneth T. Carty (41)           Vice President          Vice President of
                                                        ACMC**, with which he
                                                        has been associated
                                                        since prior to 1997.

John F. Chiodi, Jr. (35)        Vice President          Vice President of
                                                        ACMC**, with which he
                                                        has been associated
                                                        since prior to 1997.

Maria R. Cona (47)              Vice President          Vice President of
                                                        ACMC**, with which she
                                                        has been associated
                                                        since prior to 1997.

Joseph Dona (41)                Vice President          Vice President of
                                                        ACMC**, with which he
                                                        has been associated
                                                        since prior to 1997.

Frances M. Dunn (31)            Vice President          Vice President of
                                                        ACMC**, with which he
                                                        has been associated
                                                        since prior to 1997.

William J. Fagan (40)           Vice President          Vice President of
                                                        AFD**, with which he
                                                        has been associated
                                                        since prior to 1997.

Linda N. Kelley (41)            Vice President          Assistant Vice
                                                        President of AFD**,
                                                        with which she has
                                                        been associated since
                                                        prior to 1997.

Eileen M. Murphy (30)           Vice President          Vice President of
                                                        ACMC**, with which she
                                                        has been associated
                                                        since prior to 1997.

Maria C. Sazon (35)             Vice President          Vice President of
                                                        ACMC**, with which she
                                                        has been associated
                                                        since prior to 1997.

Edmund P. Bergan, Jr. (51)      Secretary               Senior Vice President
                                                        and General Counsel of
                                                        AFD and Alliance
                                                        Global Investor
                                                        Services, Inc.
                                                        ("AGIS")**, with which
                                                        he has been associated
                                                        since prior to 1997.

Mark D. Gersten (51)            Treasurer and Chief     Senior Vice President
                                Financial Officer       of AGIS**, with which
                                                        he has been associated
                                                        since prior to 1997.

Vincent S. Noto (37)            Controller and          Vice President
                                Chief Accounting        of AGIS**, with which
                                Officer                 he has been associated
                                                        since prior to 1997.

Domenick Pugliese (40)          Assistant Secretary     Senior Vice President
                                                        and Assistant General
                                                        Counsel of AFD**, with
                                                        which he has been
                                                        associated since prior
                                                        to 1997.

Andrew L. Gangolf (47)          Assistant Secretary     Senior Vice President
                                                        and Assistant General
                                                        Counsel of AFD**, with
                                                        which he has been
                                                        associated since prior
                                                        to 1997.

___________________
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, AFD, and AGIS are affiliates of the Fund.



         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are "affiliated persons" of the Adviser.
The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ending November 30, 2001, the aggregate compensation paid to each of the Trustees during calendar year 2001 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                               Total Number
                                                Total Number   of Investment
                                                of Funds in    Portfolios
                                                the Alliance   Within the
                                                Fund Complex,  Funds,
                                 Compensation   Including the  Including
                                 from the       Fund, as to    the Fund,
                   Aggregate     Alliance Fund  which the      as to which
                   Compensation  Complex,       Trustee is a   the Trustee
Name of Trustee    from the      Including the  Director or    is a Director
of the Fund        Fund          Fund           Trustee        or Trustee
________________   ____________  _____________  _____________  ______________


John D. Carifa         $ -0-           $ -0-             51         114
Richard S. Borisoff    $10,998         $10,998            1           3
Jeffrey M. Cole        $12,498         $12,498            1           3
Richard J. Daly        $-0-            $-0-               1           3
William H. Foulk, Jr.  $12,000         $249,400          45         108
Arthur S. Kranseler    $12,498         $12,498            1           3
Robert A. Lewis        $12,000         $12,000            1           3
Clifford L. Michel     $12,000         $199,088          39          90
William L. Rhoads III  $12,000         $12,000            1           3
Richard R. Stumm       $ -0-           $   -0-            1           3
Ronald M. Whitehill    $ -0-           $   -0-            1           3


      As of March 8, 2002 the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

         Alliance Capital Management L.P. ("Alliance" or the "Adviser"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under the Advisory Agreement to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Trustees (see "Management of the Portfolios" in the Prospectus).

      The Adviser is a leading international adviser managing client accounts with assets as of December 31, 2001 totaling more than $455 billion (of which more than $172 billion represented assets of investment companies). Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

      Alliance, an investment adviser registered under the 1940 Act, is a Delaware limited partnership, of which ACMC, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of December 31, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30.1% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. (the "Exchange") in the form of units ("Alliance Holding Units"). As of December 31, 2001, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.7% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for each Portfolio of the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, with management supervision and assistance and office facilities.

      Under the Advisory Agreement, each of the Portfolios pays an advisory fee at the annual rate of .50 of 1% of the average daily net assets of each Portfolio. The fee is accrued daily and paid monthly. For the fiscal year ended November 30, 2001, the Adviser received from the Prime, Government and General Municipal Portfolios net advisory fees of $6,532,304, $271,914 and $343,081, respectively. For the fiscal year ended November 30, 2000, the Adviser received from the Prime, Government and General Municipal Portfolios net advisory fees of $5,706,064, $192,872 and $146,531, respectively. For the fiscal year ended November 30, 1999, the Adviser received from the Prime, Government and General Municipal Portfolios, net advisory fees of $3,364,975, $93,521 and $82,784, respectively. The Adviser may waive a portion of its advisory fees payable from one or more of the Portfolios. The Adviser has contractually agreed to reimburse each Portfolio to the extent that its aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its aggregate average daily net assets for the current fiscal year. The contractual agreement automatically extends for additional one year terms unless the Adviser provides the Fund with at least 60 days' notice prior to the end of the fiscal year. For the fiscal year ended November 30, 2001, the Adviser reimbursed the Prime, Government and General Municipal Portfolios $534,180, $165,498 and $147,351, respectively. For the fiscal year ended November 30, 2000, the Adviser reimbursed the Prime, Government and General Municipal Portfolios $563,285, $211,611 and $241,967, respectively. For the fiscal year ended November 30, 1999, the Adviser reimbursed the Prime, Government and General Municipal Portfolios $931,743, $200,052 and $207,460, respectively.

      In accordance with the Distribution Services Agreement described below, each Portfolio of the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Portfolio. Each Portfolio also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Commission and with state regulatory authorities. Each Portfolio pays all other expenses incurred in its operations, including the Adviser's fees; the Administration fees (as described below); custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting and other office costs; fees and expenses of Trustees who are not affiliated persons; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to each Portfolio by the Adviser under the Advisory Agreement, each Portfolio may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates; if so done the services may be provided to each Portfolio at cost, as applicable, and the payments therefore must be specifically approved in advance by the Fund's
Trustees.

         The Advisory Agreement became effective on March 16, 1995. Continuance of the Advisory Agreement for an additional annual term was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on February 13, 2002. The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding shares of each Portfolio or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Agreement, or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of each Portfolio; and it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

THE ADMINISTRATOR

         Pursuant to an Administration Agreement, dated as of March 16, 1995 (the "Administration Agreement"), ADP Financial Information Services, Inc., a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator provides certain administrative and shareholder accounting services, consisting primarily of remote processing services through its proprietary shareholder accounting system. ADP does not have any responsibility or authority for the management of the Portfolios, the determination of investment policy, or for any matter pertaining to the distribution of the Fund's shares.

         Under the Administration Agreement, ADP may render similar administrative services to others. The Administration Agreement is terminable without penalty by the Fund on behalf of each Portfolio on 60 days' written notice to ADP (which notice may be waived by ADP) or by ADP on 60 days' written notice to the Fund (which notice may be waived by the Fund). The Administration Agreement also provides that ADP shall not be liable for any error of judgment or mistake of law, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties under the Administration Agreement.

         The Administration Agreement provides that, in the event the operating expenses of any Fund or Portfolio, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to a Portfolio imposed by the securities laws or regulations thereunder of any Portfolio are qualified for sale, as such limitations may be raised or lowered from time to time, ADP shall reduce its administration fee (which fee is described below). The amount of any such reduction to be borne by ADP shall be deducted from the monthly administration fee otherwise payable to ADP during such fiscal year; and if such amounts should exceed the monthly fee, shall pay to each Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

         In consideration of the services provided by ADP pursuant to the Administration Agreement, ADP receives from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of each of the Portfolio's average daily net assets. ADP may voluntarily waive a portion of the fees payable to it with respect to each Portfolio under the Administration Agreement. For the fiscal year ended November 30, 2001, ADP received from the Prime, Government and General Municipal Portfolios, net administration fees of $678,432, $43,684 and $44,134, respectively. For such period, ADP waived its fee in the amount of $28,215, $58 and $4,908, respectively, for the Prime, Government and General Municipal Portfolios. For the fiscal year ended November 30, 2000, ADP received from the Prime, Government and General Municipal Portfolios, net administration fees of $608,548, $40,341 and $34,330, respectively. For such period, ADP waived $18,378, $106 and $4,521, respectively, for the Prime, Government and General Municipal Portfolios. For the fiscal year ended November 30, 1999, ADP received from the Prime, Government and General Municipal Portfolios, net administration fees of $401,275, $27,473 and $22,025, respectively. For such period, ADP waived its fee in the amount of $28,396, $1,884 and $6,999, respectively, for the Prime, Government and General Municipal Portfolios. ADP pays the fees and expenses of the Trustees who are affiliated with ADP.

DISTRIBUTION SERVICES AGREEMENT

         Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund, on behalf of the Portfolios, has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan"). Pursuant to the Plan, each Portfolio pays to the Distributor a Rule 12b-1 distribution services fee, which may not exceed an annual rate of ..45% of each Portfolio's aggregate average daily net assets. In addition, under the Agreement the Adviser may make payments for distribution assistance and for administrative and accounting services from its own resources which may include the management fee paid by each Portfolio.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including Sanford C. Bernstein & Co., LLC, an affiliate of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement, the Trustees determined that there was a reasonable likelihood that the Agreement would benefit each Portfolio and its shareholders. For the year ended November 30, 2001, the Prime Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $6,359,833 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $1,944,621. Of the $8,304,454 paid by the Adviser and the Portfolio under the Agreement, $18,355 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $8,286,099 was paid to broker-dealers and other financial intermediaries for distribution assistance. For the year ended November 30, 2001, the Government Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $393,671 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $120,031. Of the $513,702 paid by the Adviser and the Portfolio under the Agreement, $1,423 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $512,279 was paid to broker-dealers and other financial intermediaries for distribution assistance. For the year ended November 30, 2001, the General Municipal Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $441,387 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $125,237. Of the $566,624 paid by the Adviser and the Portfolio under the Agreement, $3,501 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $563,123 was paid to broker-dealers and other financial intermediaries for distribution assistance.

         The administrative and accounting services provided by broker-dealers, depository institutions and other financial institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding each Portfolio. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Fund reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the 1940 Act) are committed to the discretion of the disinterested Trustees then in office.

         The Agreement became effective on March 16, 1995. Continuance of the Agreement for an additional annual term was approved by the vote, case in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on February 13, 2002.

         The Agreement may be continued annually if approved by a majority vote of the Trustees who neither are interested persons of the Fund or a Portfolio nor have any direct or indirect financial interest in the Agreement or in any related agreement, case in persons at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which a Portfolio may bear pursuant to the shares of the Portfolio. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of a Portfolio or by the Adviser. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than 60 days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of a Portfolio, or by the Adviser and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.

TRANSFER AGENT AND DISTRIBUTOR

      AGIS, P.O. Box 1520, Secaucus, NJ 07096-1520 and AFD,
1345 Avenue of the Americas, New York, NY 10105, are the Fund's
Transfer Agent and Distributor, respectively.

_______________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_______________________________________________________________

         The Fund, on behalf of each Portfolio, may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Shareholders maintaining Portfolio accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Portfolio itself so that the institutions may properly process such orders prior to their transmittal to The Bank of New York ("BONY"). Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Portfolio until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. For example, the Portfolio's distributor accepts purchase orders from its customers up to 2:15 p.m. (Eastern time) for issuance at the 4:00 p.m. transaction time and price. A brokerage firm acting on behalf of a customer in connection with transactions in Portfolio shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Portfolio shares become effective at the next transaction time after Federal funds or bank wire monies become available to BONY for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at BONY by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value.
To avoid unnecessary expense to a Portfolio and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, check-writing or periodic redemption procedures. The Fund, on behalf of each Portfolio, reserves the right to reject any purchase order.

         A "business day," during which purchases and redemptions of Portfolio shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of national holidays on which the Exchange is closed and Good Friday and Martin Luther King Jr. Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading on the Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by each Portfolio at such time and the income earned. No interest will accrue on uncashed redemption checks.

_______________________________________________________________

       DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
_______________________________________________________________

         All net income of each Portfolio is determined after the close of each business day, currently 4:00 p.m. Eastern time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         A Portfolio's net income consists of all accrued interest income on Portfolio assets less expenses allocable to that Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses are reflected in a Portfolio's net asset value and are not included in net income. Net asset value per share of each Portfolio is expected to remain constant at $1.00 since all net income of each Portfolio is declared as a dividend each time net income is determined and net realized gains and losses are expected to be relatively small.

         The valuation of each Portfolio's securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of a Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         Each Portfolio utilizes the amortized cost method of valuation of its securities in accordance with the provisions of Rule 2a-7 under the 1940 Act. Pursuant to such Rule, each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases instruments which, at the time of investment, have remaining maturities of no more than 397 days, and invests only in securities of high quality. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share of each Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Portfolio's holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the net asset value of each Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation as to any Portfolio exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments held by the affected Portfolio prior to maturity to realize capital gains or losses or to shorten average portfolio maturity;
(2) withholding dividends of net income on shares of that Portfolio; or (3) establishing a net asset value per share of that Portfolio by using available market quotations or equivalents.

         The net asset value of the shares of each Portfolio is determined each business day (and on such other days as the Trustees deem necessary) at 4:00 p.m., Eastern time. The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_______________________________________________________________

                              TAXES
_______________________________________________________________

FEDERAL INCOME TAX CONSIDERATIONS

         Each of the Fund's Portfolios has qualified for each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since each Portfolio of the Fund distributes all of its net income and capital gains, each Portfolio should thereby avoid all Federal income and excise taxes.

         Shareholders generally are not subject to Federal income tax with respect to distributions out of tax-exempt interest income earned by each Municipal Portfolio of the Fund. See, however, "Alternative Minimum Tax" above.

         Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Distributions of short and long-term capital gains, if any, are normally made once each year near calendar year-end, although such distributions may be made more frequently if necessary in order to maintain a Portfolio's net asset value at $1.00 per share.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of a Municipal Portfolio is not deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed funds are used for purchasing or carrying particular assets, shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Section 147(a) of the Code) should consult their tax advisers before purchasing shares of a Municipal Portfolio.

         Substantially all of the dividends paid by each Municipal Portfolio are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

         Each Portfolio generally will be required to withhold tax at the rate of 30% with respect to dividends of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

STATE INCOME TAX CONSIDERATIONS

         PRIME PORTFOLIO AND GOVERNMENT PORTFOLIO. Shareholders of the Prime Portfolio and the Government Portfolio may be subject to state and local taxes on distributions from the Prime Portfolio and Government Portfolio. The laws of some states may exempt from some taxes dividends from the Prime Portfolio or the Government Portfolio to the extent such dividends are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities.

         GENERAL PORTFOLIO.  Shareholders of the General
Portfolio may be subject to state and local taxes on distributions from the General Portfolio, including distributions which are exempt from Federal income taxes. Each investor should consult his own tax adviser to determine the tax status of distributions from the General Portfolio in his particular state and locality.

         NEW YORK PORTFOLIO. Shareholders of the New York Portfolio who are individual residents of New York are not subject to the New York State or New York City personal income taxes on distributions from the New York Portfolio which are designated as derived from municipal securities issued by the State of New York or its political subdivisions, or securities otherwise exempt from New York state income tax. Distributions from the New York Portfolio are, however, subject to the New York Corporate Franchise Tax payable by corporate shareholders.

         CALIFORNIA PORTFOLIO. Shareholders of the California Portfolio who are individual residents of California are not subject to the California personal income tax on distributions from the California Portfolio which are designated as derived from municipal securities issued by the State of California or its political subdivisions, or securities otherwise exempt from California state income tax. Distributions from the California Portfolio are, however, subject to the California Corporate Franchise Tax payable by corporate shareholders.

         CONNECTICUT PORTFOLIO. Shareholders of the Connecticut Portfolio who are individual residents of Connecticut are not subject to Connecticut personal income taxes on distributions from the Connecticut Portfolio which are designated as derived from municipal securities issued by the State of Connecticut or its political subdivisions, or securities otherwise exempt from Connecticut state income tax. Distributions from the Connecticut Portfolio are, however, subject to the Connecticut Corporate Franchise Tax payable by corporate shareholders.

         NEW JERSEY PORTFOLIO. Shareholders of the Portfolio who are individual residents of New Jersey are not subject to the New Jersey personal income tax on distributions from the Portfolio which are designated as derived from municipal securities issued by the State of New Jersey or its political subdivisions, or securities otherwise exempt from New Jersey state income tax or U.S. Government Securities as defined in the Prospectus. Distributions from the Portfolio are, however, subject to the New Jersey Corporation Business (Franchise) Tax and the New Jersey Corporation Income Tax payable by corporate shareholders.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

         PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for securities transactions for each Portfolio. Because the Portfolios invest in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Portfolio's shares since the Portfolio's transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with each Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Portfolio securities will not be purchased from or sold to the Adviser's affiliate, Sanford C. Bernstein & Co., LLC, or any subsidiary or affiliate of the parent. The Portfolios paid no brokerage commissions for fiscal years 2001, 2000 and 1999.

         CAPITALIZATION. All shares of each Portfolio, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the 1940 Act.

         As of March 8, 2002, there were 1,420,749,763 shares of beneficial interest of the Fund outstanding. Of this amount 1,248,036,276 were for the Prime Portfolio; 80,343,046 were for the Government Portfolio and 92,370,441 were for the General Municipal Portfolio. To the knowledge of the Fund the following persons owned of record and no person owned beneficially, 5% or more of the outstanding shares of the Portfolio as of March 8, 2002.

                                                        % of
Name and Address                   No. of Shares     Portfolio

Prime Portfolio

Morgan Stanley Dean Witter Online
As Agent Omnibus A/C For
Exclusive Benefit of Customers
280 W. 10200 S
Sandy, UT  84070-4267             1,248,000,550       100%

Government Portfolio

Morgan Stanley Dean Witter Online
As Agent Omnibus A/C For
Exclusive Benefit of Customers
280 W. 10200 S
Sandy, UT  84070-4267             80,342,931          100%

General Municipal Portfolio

Morgan Stanley Dean Witter Online
As Agent Omnibus A/C For
Exclusive Benefit of Customers
280 W. 10200 S
Sandy, UT  84070-4267             92,363,313          100%


         SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of each Portfolio. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Portfolios for all loss and expense of any shareholder of a Portfolio held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio would be unable to meet its obligations. In the review of the Adviser, such risk is not material.

         LEGAL MATTERS. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New
York, counsel for the Fund.

         ACCOUNTANTS. The Fund's independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New
York, NY 10036.

         YIELD QUOTATIONS AND PERFORMANCE INFORMATION. Advertisements containing yield quotations for one or more Portfolios for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933.

         Yield quotations for a Portfolio are thus determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of such Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and
(iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. A Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula:

     effective yield = [(base period return + 1) 365/7] - 1.

         The Prime Portfolio's yield for the seven-day period ended November 30, 2001 was 1.04% which is the equivalent of a 1.04% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been 1.00%, equivalent to an effective yield of 1.00%. The Government Portfolio's yield for the seven-day period ended November 30, 2001 was 1.11% which is the equivalent of a 1.11% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been .92%, equivalent to an effective yield of .92%. The General Municipal Portfolio's yield for the seven-day period ended November 30, 2001 was .68% which is the equivalent of a .68% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been .52%, equivalent to an effective yield of .52%.

         Depending on an investor's tax bracket, an individual investor may earn a substantially higher after-tax return from the General Municipal Portfolio than from comparable investments whose income is taxable. For example, for an investor subject to the top 2001 Federal personal income tax rate, the .68% tax-exempt yield of the General Municipal Portfolio for the seven-day period ended November 30, 2001 was equivalent to a taxable yield of 1.12% and the effective yield of .68% for such period was equivalent to a taxable yield of 1.12%.

         In this example it is assumed that an investor can fully deduct the state and local income taxes for Federal income tax purposes and that the investor is not subject to federal or state alternative minimum taxes. Taxable equivalent yield is computed by dividing that portion of the yield of the Portfolio that is tax exempt (assumed for purposes of the example to be the entire yield of 5%) by one minus the applicable marginal income tax rate (39.6% in the case of the General Municipal Portfolio) and adding the quotient to that portion, if any, of the yield of the General Municipal Portfolio that is not tax-exempt.

         From time to time the General Municipal Portfolio may advertise hypothetical tax equivalent yields in advertising. These will be used for illustrative purposes only and not as representative of the General Municipal Portfolio's past or future performance.

         PERIODIC DISTRIBUTION PLANS. Without affecting shareholders' right of using any of the methods of redemption described above, by checking the appropriate boxes on the Application Form shareholders may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan shareholders receive monthly payments of all the income earned in his or her Portfolio account, with payments forwarded shortly after the close of the month. Under the Systematic Withdrawal Plan, shareholders may request checks in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, shareholders can order, via signature-guaranteed letter to the Portfolio, such periodic payments to be sent to another person.

         REPORTS. You will receive semi-annual and annual reports of the Portfolio(s) in which you are a shareholder as well as a monthly summary of your account. You can arrange for a copy of each of your account statements to be sent to other parties.

_______________________________________________________________

     SPECIAL RISK FACTORS IN CONCENTRATION IN A SINGLE STATE
_______________________________________________________________

         The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded that state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors of its state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the concentration of the New Jersey, New York, Connecticut or California Municipal Portfolio (individually, a "State Portfolio") versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of the relevant state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Adviser believes that by maintaining each State Portfolio's investment portfolio in liquid, short-term, high-quality investments, including the participation interests and other variable rate obligations that have credit support such as letters of credit from major financial institutions, the State Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state.

         The following summaries are included for the purpose of providing a general description of credit and financial conditions of New Jersey, New York, Connecticut, and California and are based on information from official statements made available during 1996 in connection with the issuance of certain securities and does not purport to be complete. While the Fund has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material aspects. These summaries do not provide specific information regarding all securities in which each Portfolio is permitted to invest and in particular do not provide specific information on the private business entities whose obligations support the payments on AMT-Subject Bonds.

NEW JERSEY PORTFOLIO

      ECONOMIC CLIMATE. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. New Jersey's .83% rate of annual population growth between 1990 and 2000, while comparing favorably with other Middle Atlantic States, was less than the national ratio of increase.

         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by commercial agriculture. In 1976, voters approved casino gambling for Atlantic City, and that city has again become an important State tourist attraction.

      Total personal income in New Jersey stood at $187.2 billion for 1990 and increased to $308.4 billion for 2000.

Personal income increased 5.8% between 1999 and 2000. Historically, New Jersey's average per capita income has been well above the national average. The differential narrowed during the 1970s but widened in the 1980s. In 1999, the State ranked second among all states in per capita personal income ($35,551), well above the national average of $28,542.


         During 2000, a continuation of the national business expansion, a strong business climate in the State, and positive developments in neighboring metropolitan areas contributed to the State's economic expansion -- the 8th consecutive year of expansion.

         Employment within the State increased by 2.5% in 2000, resulting in an increase of more than 95,000 jobs. This was the 4th consecutive year that employment gains exceeded 75,000. Employment gains were primarily spread across the service producing industries with particularly strong growth in wholesale and retail trade (22,100). The engineering/consulting/research sector and the computer/data processing services sector accounted for 17,800 of 48,100 job gains in the services sub-sector.

      During the past decade, New Jersey's job growth has been concentrated in five major "growth clusters:" health, high technology, logistics, financial and entertainment. Combined, these five growth clusters added over 200,000 jobs during the ten years from 1988 to 1998, a 19% growth rate compared to a 4% growth rate for all other industries in the State. These growth clusters grew by 2.6% in 1999, over twice the rate of 1.2% for all other industries in New Jersey.

         The strong State economy has led to a retail sales growth of almost 9%, just slightly lower than the 1999 rate. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses. Low interest rates have supported spending on housing and other consumer durables. In 2000, home building decreased slightly from the level of 1999 which was an 11 year high. New vehicle registrations grew 10% in 2000 to the highest level since 1986.

         New Jersey's unemployment rate fell below 4.0% in 2000, a rate which was below the national rate. Joblessness, in terms of both absolute level and its rate, has been falling steadily since its peak in 1992.

         The economic outlook for 2001/2002 is for slower growth, corresponding to the national economic slowdown.

         Although the forecasts for 2001/2002 contain more uncertainty than in the recent past, the basic fundamentals of the State's economic health remain favorable.

         FINANCIAL CONDITION. The State Constitution provides, in part, that no money may be drawn from the State Treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor. Should it appear that revenues will be less than the amount anticipated in the budget for a fiscal year, the Governor may take steps to reduce State expenditures. In addition, no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

      For the fiscal year ended June 30, 2001, the undesignated fund balances in the General Fund in which the largest part of the financial operations of the State is accounted for, are estimated to be $187.7 million. Such balance was $276.1 million for the 2000 fiscal year and is estimated to be $197.5 million for the 2002 fiscal year. There have been positive undesignated Fund Balances in the General Fund at the end of each year since the State Constitution was adopted in 1947.

      LITIGATION. There are a number of lawsuits making monetary claims against the State, its agencies and employees that together if decided in favor of the complainants would significantly increase State expenditures above those anticipated. There are also individual suits that could have that effect.

NEW YORK PORTFOLIO

      ECONOMIC OVERVIEW. The State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

      The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business.

      Continued growth has been projected for the State's economy for 2001 in employment, wages, and personal income, although growth will moderate significantly from the rates achieved in 2000. Overall employment was expected to grow at a much more modest rate than in 2000, reflecting the slowdown in the national economy. New York personal income is estimated to have grown by 7.5 percent in 2000, fueled in part by a large increase in finance sector bonus payments and strong growth in total employment. State personal income was projected to grow
3.3 percent in 2001. The slowdown in growth is attributable primarily to slower national employment growth and weakness in income payments, particularly bonuses in the financial sector.

      New York Economy.   The Division of the Budget ("DOB")
estimates that tens of thousands of jobs have been lost or displaced from New York, at least temporarily, due to the events of September 11. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost 30,000 jobs, many of which have been either laid off or relocated out-of-state. Other industries estimated to have experienced severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to have grown a modest 0.1 percent for 2001 and to decline 1.2 percent for 2002.

         DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. This decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as by the transfer of dislocated workers out-of-state. Lower growth in both employment and bonus income is expected to result in personal income growth of 2.6 percent for 2001, followed by growth of 1.1 percent for 2002.

         The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk to the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and smaller bonus payments than expected would result in a weaker State economy.

      The most significant risks to the State economic forecast revolve around the impact of the World Trade Center disaster, which occurred during the State's first economic slowdown since the recession of the early 1990s. The disaster has triggered weaker financial market activity than originally projected, resulting in lower bonus payments and, therefore, lower wagers and personal income than indicated by the forecast underspinning the 2001-2002 Financial Plan prepared by the DOB.

      NEW YORK LOCAL GOVERNMENT ASSISTANCE CORPORATION. In the past the State's financial practices have required it to issue tax and revenue anticipation notes, with maturities of one year or less, each spring in amounts which, in recent years ranged from approximately $2.6 billion to approximately $4.1 billion. Such notes were issued primarily because the State of New York makes nearly one-half of its local assistance payments during the first quarter of its fiscal year but receives taxes and revenues at a more even rate throughout its fiscal year. In June 1990, legislation was enacted creating the "New York Local Government Assistance Corporation" (the "Corporation"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of those long-term obligations, which are to be amortized over no more than 30 years, was expected to result in eliminating the need for continued short-term seasonal borrowing, because the timing of local assistance payments in future years will correspond more closely with the State's available cash flow. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by the Corporation, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, the Corporation had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

         STATE FINANCIAL PRACTICES: GAAP BASIS. Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

         2001-2002 FISCAL YEAR. The major uncertainties in the 2001-2002 Financial Plan continue to be the national economic slowdown and the terrorist attacks of September 11.

      The State revised the cash basis 2001-02 State Financial Plan (as previously updated on November 8, 2001 (the "Mid-Year Plan")) on January 22, 2002 (the "January Plan"), with the release of the 2002-03 Executive Budget. The January Plan projects that the State will close the 2001-02 fiscal year with a cash balance of $2.08 billion in the General Fund, an increase of $862 million from the Mid-Year Plan. This increase results from $344 million in higher projected receipts and $518 million in lower spending, as described in more detail below.

      General Fund receipts and transfers from other funds are projected to total $42.43 billion in 2001-02, an increase of $344 million from the projections contained in the Mid-Year Plan. The upward revisions are based on updated economic data and actual tax collections through December 2001. The estimated impact of the World Trade Center disaster on 2001-02 receipts remains significant, but within the range estimated by DOB in the immediate aftermath of the September 11 attacks.

      Personal income tax receipts for fiscal year 2001-02 are estimated to total $26.98 billion, a decrease of $119 million from the Mid-Year Plan. The estimated decrease is primarily comprised of downward revisions to prepayments on 2001 tax liability. The reestimates are also affected by an additional $11 million deposit into the tax refund reserve account at the end of the fiscal year to provide a reserve for the reduction in the marriage penalty effective January 1, 2001. The Financial Plan also reflects the impact of tax refund reserve account transactions at the close of fiscal year 2001-02 which have the effect of decreasing reported personal income tax receipts in the

2001-02 fiscal year while increasing available receipts in the 2002-03 fiscal year.

         The State projects General Fund disbursements and transfers to total $41.46 billion in fiscal year 2001-02, a decrease of $518 million from the Mid-Year Plan. The change is comprised of $578 million in lower projected spending, partially offset by $60 million in higher costs related to the World Trade Center cleanup ($30 million) and counter terrorism measures ($30 million).

         Projected spending was lowered by $578 million to reflect revised school aid spending data submitted to the State by school districts ($116 million), lottery reestimates ($194 million), and various management initiatives across state agencies ($268 million). The management initiatives include savings from a statewide hiring freeze, a reduction in discretionary non-personal service spending in all state agencies, and lower debt service costs due to use of the Debt Reduction Reserve Fund ("DRRF") to defease high-cost state debt. Spending to promote tourism ($20 million) and to provide loan guarantees for businesses ($5 million) in the wake of the World Trade Center disaster, as well as increased overtime and other costs to ensure public safety, partially offset the declines.

         DOB projects a closing balance in the General Fund of $2.08 billion in 2001-02, excluding amounts on deposit in the refund reserve account, as described below. The balance is comprised of $1.13 billion in reserves for economic uncertainties (all of which will be used to help balance the 2002-03 Financial
Plan), an increase of $852 million from the projection in the Mid-Year Plan; $710 million in the Tax Stabilization Reserve Fund, after a planned $83 million deposit in 2001-02; $142 million in the Community Projects Fund, which pays for legislative and gubernational initiatives; $81 million in the Contingency Reserve Fund after the use of $70 million to finance a portion of the State's settlement in the Yonkers desegregation lawsuit, and $11 million in the Universal Pre-Kindergarten
Fund.

2000-2001 Fiscal Year

      The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (the "TSRF") (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund (the "CRF"), $292 million in the Community Projects Fund (the "CPF"), and $29 million in the Universal Pre-Kindergarten Fund.

         In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund (the "DRRF"). The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from LGAC that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax
Credit.

         The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the DRRF (for debt reduction in fiscal year 2001-02).

         General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-00 results. It should be noted that the receipts results for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the "May Financial Plan"), receipts were $3 billion higher than projected prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.

State Authorities

         The fiscal stability of the State is related, in part, to the fiscal stability of its public benefit corporations (the "Authorities"). Authorities, which have responsibility for financing, constructing and operating revenue providing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2000, there were 18 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Authorities was $98 billion, only a portion of which constitutes State-supported or State-related debt.

New York City

      The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results from each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for New York City (the "MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

      Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

      To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance Authority ("TFA") to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financial capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. In addition, in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. During the 2000 legislative session, the State enacted legislation that increased the borrowing authority of the TFA by $4 billion, to $11.5 billion, which the City expects will provide sufficient financing capacity to continue its capital program over the next four fiscal years.

      In June 2001, New York City issued a Four-Year Financial Plan that projected a balanced budget for fiscal year 2002 and budget gaps of $2.8 billion in Fiscal year 2003, $2.6 billion in fiscal year 2004, and $2.2 billion in fiscal year 2005. On December 4, 2001, the City issued a modification to its Financial Plan that reflected a reduction in projected revenues of $1.1 billion in fiscal year 2002, $1.6 billion in fiscal year 2003, $1.4 billion in fiscal year 2004, and $1.5 billion in fiscal year 2005, due primarily to the impact on City tax revenues of the attacks on the World Trade Center and a slow-down in economic activity. To offset the impact of these and other adverse developments, the City intends to take extraordinary actions to ensure a balanced budget in fiscal year 2002 and to narrow the budget gaps projected for fiscal years 2003 through 2005. On December 31, 2001, the City revised its Financial Plan to reflect a slight improvement in its tax revenue forecast and the expiration of a cut in the personal income tax surcharge, which together increase tax revenue forecasts by $322 million in fiscal year 2002 and by more than $370 million annually thereafter.

         Although the City has maintained balanced budgets in each of its last 20 fiscal years and is projected to achieve balanced operating results for the 2001 and 2002 fiscal years, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions.

Other Localities

      Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2001-02 fiscal year or thereafter.

CONNECTICUT PORTFOLIO

      2001-02 AND 2002-03 ADOPTED BUDGET. The adopted budget was prepared in compliance with Public Act 91-3 of the June 1991 Special Session which required a biennial budget beginning in fiscal 1993-94. The biennial budget is a separate budget for each of the two fiscal years. The budget adopted by the General Assembly for fiscal year 2001-02 had actual General Fund expenditures of $11,893.9 million and General Fund revenues of $11,894.1 million. For fiscal 2002-03, the adopted budget anticipates General Fund expenditures of $12,431.4 million and General Fund revenues of $12,432.0 million.

      On November 3, 1992, Connecticut voters approved a constitutional amendment which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly is required by the constitutional amendment to adopt by three-fifths vote certain spending cap definitions, which has not yet occurred. Accordingly, the adopted budget complies with the current statutory spending cap definitions enacted in 1991. The statutory spending cap limits the growth of expenditures to either (1) the average of the annual increase in personal income in the State for each of the preceding five years, or (2) the increase in the consumer price index for urban consumers during the preceding twelve-month period, whichever is greater. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures. To preclude shifting expenditures out of the General Fund to other funds, the spending cap applies to all appropriated funds combined.

      2001-02 GENERAL FUND OPERATIONS. The budget adopted by the General Assembly for fiscal year 2001-02 had actual General
Fund expenditures of $11,894.1 million and General Fund revenues of $11,894.0 million.

      Pursuant to Section 3-115 of the Connecticut General Statutes, the State's fiscal position is reported monthly by the Comptroller. This report compares revenues already received and expenditures already made with estimated revenues to be collected and estimated expenditures to be made during the balance of the year. The Comptroller's report for fiscal year 2001-02, as of September 30, 2001, reflected a deficit of $301.7 million, as a result of a decrease in estimated revenue and an increase in certain expenditures.

         Per Section 4-85 of the Conecticut General Statutes, whenever the cumulative monthly financial statement issued by the Comptroller indicates a projected General Fund deficit greater than one percent of the total General Fund appropriations, the Governor is required within thirty days to file a report with the joint standing committees of the General Assembly on appropriations and on finance, revenue and bonding. The report shall include a plan which the Governor shall implement to modify agency allotments to the extent necessary to prevent a deficit. Should such plan result in a reduction of more than five percent of total appropriations, approval of the General Assembly would be required.

      As part of the plan to address the budget shortfall, the Governor called a Special Session of the Connecticut General Assembly. The Special Session convened on November 13, 2001, recessed on November 16, 2001, and adopted legislation which contained $35.3 million General Fund operating budget reductions for fiscal year 2001-02 and $129.0 million in expenditure reductions that had been appropriated from the fiscal year 2001-02 surplus. Legislation to transfer the reductions in appropriations from the 2000-01 surplus to the resources of the General Fund was expected to be considered in the regular February 2002 session. These actions, together with various allotment modifications imposed by the Governor, while not fully eliminating the budget shortfall, would reduce deficit projections below 1% of the General Fund expenditures.


         ECONOMIC OVERVIEW. Connecticut is a higly developed and urbanized state. It is situated directly between the financial centers of Boston and New York. The State is higly urbanized with a 2000 population density of 703 persons per square mile, as compared with 80 for the United States as a whole and 222 for the New England region. More than 80% of the population resides within the State's four largest metropolitan areas of Hartford, Waterbury, Bridgeport and New Haven. Connecticut has a high level of personal income. Historically, the State's average per capita income has been among the highest in the nation. For 2000, Connecticut's average per capita income was $40,870, 38.8% higher than the national average. The State and the region's economic vitality is evidenced in the rate of growth of its Gross State Product. Gross State Product is the market value of all final goods and services produced by labor and property located within the State. The economies of Connecticut and New England were, for much of the 1980s, among the strongest performers in the nation in this category. While the growth rates of both Connecticut and New England slowed in the initial years of the 1990s, the growth rates steadily increased during the rest of the 1990s. According to the latest available data, the State's growth rate outpaced that of New England and the nation, but slowed somewhat in 1998 and 1999. In 1999, Connecticut's output was concentrated in three areas: finance, services and manufacturing, which contributed two-thirds of the State's total output.

         STATE INDEBTEDNESS. There can be no assurance that general economic difficulties or the financial circumstances of Connecticut or its towns and cities will not adversely affect the market value of its obligations or the ability of Connecticut issuers or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

         The State has established various statewide authorities and two regional water authorities, one of which has since become independent, to finance revenue-producing projects. Five of these authorities have the power to incur, under certain circumstances, indebtedness for which the State has contingent or, in limited cases, direct liability. In addition, recent State statutes have been enacted and implemented with respect to certain bonds issued by the City of Bridgeport for which the State has contingent liability and by the City of West Haven for which the State has direct guarantee liability.

         The General Assembly has power to authorize the issuance of bonds of the State or to impose limited or contingent liabilities upon the State in such manner as it may deem appropriate and as may serve a public purpose.

         LITIGATION. The State, its officers and employees, are defendants in numerous lawsuits. The Attorney General's Office has reviewed the status of pending lawsuits and reports that an adverse decision in certain cases could materially affect the State's financial position.

CALIFORNIA PORTFOLIO

      RECENT TRENDS IN STATE ECONOMIC CONDITIONS.
California's economy is the largest among the 50 states and one of the largest in the world. The State's July 1, 2001 population of approximately 35 million represented more than 12.0% of the total United States population and total personal income in the

State, at $1.1 billion in 2000, accounted for 13.2% of all personal income in the nation. Total employment is approximately
17 million, the majority of which is in the service, trade and manufacturing sectors.

      California's economy began to slow in the Spring of 2001. The slowdown has been most pronounced in the State's high-tech sector and tourism industry. The latter was hit hard by the terrorist attacks of September 11. State unemployment rose from
4.5 percent in February 2001 to 6.0 percent in December 2001. Through mid-January 2002, the State's recession has been mild.

         CONSTITUTIONAL LIMITS ON SENDING AND TAXES. Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal securities to pay interest and principal on municipal securities.

         ARTICLE XIII B. On November 6, 1979, California voters approved Proposition 4, which added Article XIII B to the California Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations
Limit").

         Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes" which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

         Debt service costs for certain bonds, and revenues derived from new taxes such as increased cigarette and tobacco taxes are expressly exempted from the Appropriations Limit. In addition, the Appropriations Limit may be exceeded in certain emergency situations.

         The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility of providing services between units of government.

         As originally enacted in 1979, the State's
Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in the cost of living and population (using different definitions, which were modified by Proposition
111). Starting in the 1991-92 Fiscal Year, the State's Appropriations Limit was recalculated by taking the actual 1986-87 limit, and applying the annual adjustments as if Proposition 111 had been in effect.

         PROPOSITION 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act". Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111"), K-14 schools are guaranteed the greater of
(a) 34% (this amount is subject to a legal challenge) of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to California per capita personal income) and enrollment (the "second test"), or (c) the amount appropriated in the prior year adjusted by changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor (the "third test"). If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding for a one-year period.

      SEASONAL BORROWINGS OF THE STATE. As part of its cash management program, California regularly issues short-term obligations such as Revenue Anticipation Notes to meet cash flow needs during the course of a fiscal year. Between spring 1992 and summer 1994, the state depended upon repeated external borrowings, including borrowings extending into the subsequent fiscal year to meet its cash needs, including repayment of maturing Revenue Anticipation Notes and Revenue Anticipation Warrants. The State has not had to resort to such cross-year borrowing after the 1994-95 Fiscal year. The State did not issue any revenue anticipation notes during the 2000-01 fiscal years, the first such occurrence in eighteen years. However, on October 4, 2001 the State issued $5.7 billion of 2001-2002 revenue anticipation notes, to mature on June 28, 2002.

         PRIOR FISCAL YEARS. Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

         The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

         FISCAL YEAR 2002-03. The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget"), projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

      The 2002-03 Governor's Budget projected revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $64.9 billion in 2001-02. This is more than $5 billion lower than projected in the 2001 Budget Act and more than $7 billion lower than the final estimates for 2000-01. Most of the decline in projected tax revenues is attributable to the personal income tax. Total revenues and transfers, projected to be $77.1 billion in 2001-02, include the receipt of $6.6 billion from the sale of Department of Water Resources Revenue Bonds and other sources to repay General Fund loans with interest. Every effort is being made to sell the bonds as quickly as possible; however, the exact timing of this bond sale is still uncertain. See "Recent Developments Regarding Energy," below. The 2002-03 Governor's Budget projected major tax revenues of $71.3 billion and total revenues and transfers of $79.3 billion for 2002-03.

      The Administration proposed the following major actions to close the $12.5 billion budget gap for the two fiscal years:
(1) expenditure reductions in the 2001-02 and 2002-03 fiscal years (from currently budgeted and projected expenditures based on current programs) totaling about $5.2 billion; (2) funding shifts from the General Fund to other sources, including bond funds and special funds, totaling $586 million; 3) anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.1 billion; and (4) interfund loans, accelerations and transfers totaling $5.6 billion.

         All of these proposals are subject to consideration by the Legislature and, in some cases, action by other bodies, such as the federal government and the State pension funds. The final outcome of these proposals will not be known for several months.

      On February 20, 2002, the Legislative Analyst released released her annual report on the Governor's Budget proposals (the "LAO Report"). The LAO Report projected that revenues would be about $3.9 billion lower over the period December 1, 2001 to June 30, 2003, and that expenditures would be about $1.1 billion higher, than the estimates in the 2002-03 Governor's Budget. As a result, the budget gap could be up to $5 billion higher than estimated by the Administration. The LAO Report contained many suggestions for possible actions to close the budget gap for consideration by the Legislature.

         RECENT DEVELOPMENTS REGARDING ENERGY. In January 2001, the Governor of California determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and proclaimed a state of emergency to exist in California under the California Emergency Services Act. The Governor directed the Department of Water Resources of the State ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). The Power Supply Program also has been implemented under legislation enacted in 2001 (the "Power Supply Act") and orders of the California Public Utilities Commission ("CPUC").

         DWR sells electricity to approximately 10 million retail end-use customers in California (the "Customers"). The Customers are also served by three investor-owned utilities (the "IOUs"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the Customers through the transmission and distribution systems of the IOUs and payments from the Customers and collected by the IOUs pursuant to servicing arrangements ordered by the CPUC.

         The Power Supply Program is expected to supply the shortfall (the "net short") between the amount of electricity required by Customers and the amount of electricity furnished to Customers by the IOUs until December 31, 2002. The Administration and the CPUC are developing plans for the provision of the net short after 2002, including plans to enable each of the IOUs to be able to furnish the portion of the net short not provided by DWR's long-term contracts (the "residual net short"). Alternatively, it is possible that the authorization of DWR to provide the residual net short will be extended by legislation or that another State agency will be authorized to develop a successor program. The proposed rate agreement between DWR and the CPUC anticipates the imposition of a surcharge on all Customers (based on the aggregate amount of electricity sold by DWR and the IOUs) to pay DWR's debt service costs, with the result that DWR itself would not be required to continue to sell electricity to pay its debt service costs.

         A number of lawsuits and regulatory proceedings have been commenced concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for the electricity and natural gas purchases made by the IOUs and the California Independent Systems Operator ("ISO"); continuing contractual obligations of certain small independent power generators; and antitrust and fraud claims against various parties. These actions do not seek a judgment against the State's General Fund, and in some cases neither the State nor the DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California.

         The slowing economy, conservation, incremental increases in electricity production capacity, and mild weather allowed the State to get through last summer without the electricity blackouts that the State experienced at the beginning of 2001. General issues need to be resolved regarding the State's energy problems, however.

         LITIGATION. While at any given time, including the present, there are numerous civil actions pending against California which could, if determined adversely to California, affect California's expenditures and, in some cases, its revenues, the Attorney General of the State of California is currently of the opinion that no pending actions are likely to have a material adverse effect on California's ability to pay debt service on general obligation intermediate- and long-term debt as they become due.

         ADDITIONAL INFORMATION. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

____________________________________________________________

                 FINANCIAL STATEMENTS AND REPORT
                   OF INDEPENDENT ACCOUNTANTS
____________________________________________________________

         The financial statements of Alliance Money Market Fund and the report of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report, dated November 30, 2001, was filed on February 11, 2002. The annual report is available without charge upon request by calling AGIS at (800) 227-
4618.

_______________________________________________________________

                           APPENDIX A

               DESCRIPTION OF MUNICIPAL SECURITIES
_______________________________________________________________

         MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

         1. PROJECT NOTES, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

         2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

         3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing
Programs.

         4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

         5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National
Mortgage Association or the Government National Mortgage
Association.

         6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

         MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

         1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         2. REVENUE BONDS generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         3. INDUSTRIAL DEVELOPMENT BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

_______________________________________________________________

                           APPENDIX B

                DESCRIPTION OF SECURITIES RATINGS
_______________________________________________________________

Municipal and Corporate
BONDS AND MUNICIPAL LOANS

         The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

         The two highest ratings of Standard & Poor's Corporation ("Standard & Poor's") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

SHORT-TERM MUNICIPAL LOANS

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG1/VMIG-1 group.

         Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available.
While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

                          PART C
                     OTHER INFORMATION

ITEM 23. Exhibits

         (a) Restated and Amended Declaration of Trust of the Registrant dated February 22, 1995 - Incorporated by reference to Exhibit No. 1 to Pre-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 17, 1995.

         (b) By-Laws of the Registrant - Incorporated by reference to Exhibit No. 2 to Pre-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 17, 1995.

         (c)  Not applicable.

         (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit No. 5 to Post-Effective Amendment No. 3 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 31, 1998.

         (e)  Amended Distribution Services Agreement
between the Registrant and Alliance Fund Distributors, Inc.
- Incorporated by reference to Exhibit No. 6 to Post-
Effective Amendment No. 3 of the Registrant's Registration
Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 31,
1998.

         (f)  Not applicable.

         (g)  Custodian Contract between the Registrant and
The Bank of New York - Incorporated by reference to Exhibit
No. 8 to Post-Effective Amendment No. 3 of the Registrant's
Registration Statement on Form N-1A (File Nos. 33-85850 and
811-08838) filed with the Securities Exchange Commission on March 31, 1998.

         (h) (1) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit No. 9(a) to Post-Effective Amendment No. 3 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on filed March 31, 1998.

              (2)  Administration Agreement between the
Registrant and ADP Financial Information Services, Inc. -
Incorporated by reference to Exhibit No. 9(b) to Post-
Effective Amendment No. 3 of the Registrant's Registration
Statement on Form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities Exchange Commission on March 31,
1998.

              (3)  Fund Accounting Agreement between the
Registrant and The Bank of New York - Incorporated by reference to Exhibit No. 9(c) to Post-Effective Amendment
No. 3 of the Registrant's Registration Statement on Form N-
1A (File Nos. 33-85850 and 811-08838) filed with the
Securities Exchange Commission on March 31, 1998.

              (4) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. - Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 4 of the Registrant's Registration Statement on form N-1A (File Nos. 33-85850 and 811-08838) filed with the Securities and Exchange Commission on January 28, 1999.

      (i)  Opinion and Consent of Seward & Kissel LLP -
Filed herewith.

         (j) Consent of Independent Accountants - Filed herewith.

         (k)  Not applicable.

         (l)  Investment Representation Letter of Alliance
Capital Management L.P. - Incorporated by reference to
Exhibit No. 13 to Pre-Effective Amendment No. 1 of the
Registrant's Registration Statement on Form N-1A (File Nos.
33-85850 and 811-08838) filed with the Securities Exchange
Commission on March 17, 1995.

         (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

         (n)  Not applicable.

         (o)  Reserved.

         (p)  Not applicable (Money Market Fund).

      Other Exhibits: Powers of Attorney - Incorporated by reference to Other Exhibits to Post-Effective Amendment
No. 7 of the Registrant's Registration Statement on Form N-
1A (File Nos. 33-85850 and 811-08838) filed with the
Securities and Exchange Commission on February 27, 2001.

ITEM 24. Persons Controlled by or Under Common Control with
Registrant.

         None.

ITEM 25. Indemnification

         Reference is hereby made to Article V of the Registrant's Declaration of Trust.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

         Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a) (19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Insofar as the conditional advancing of
indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent from of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of Investment
Adviser.

         The descriptions of Alliance Capital Management
L.P. under the caption "The Adviser" in the Prospectus and "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and
B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21,
1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters.

    (a)  Alliance Fund Distributors, Inc., the Registrant's
Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

 AFD Exchange Reserves
    Alliance All-Asia Investment Fund, Inc.
    Alliance Americas Government Income Trust, Inc.
    Alliance Balanced Shares, Inc.
    Alliance Bond Fund, Inc.
    Alliance Capital Reserves
    Alliance Emerging Market Debt Fund, Inc.
    Alliance Global Small Cap Fund, Inc.
    Alliance Global Strategic Income Trust, Inc.
    Alliance Government Reserves
    Alliance Greater China '97 Fund, Inc.
    Alliance Growth and Income Fund, Inc.
    Alliance Health Care Fund, Inc.
    Alliance High Yield Fund, Inc.
    Alliance Institutional Funds, Inc.
    Alliance Institutional Reserves, Inc.
    Alliance International Fund
    Alliance International Premier Growth Fund, Inc.
    Alliance Mid-Cap Growth Fund, Inc.
    Alliance Money Market Fund
    Alliance Multi-Market Strategy Trust, Inc.
    Alliance Municipal Income Fund, Inc.
    Alliance Municipal Income Fund II
    Alliance Municipal Trust
    Alliance New Europe Fund, Inc.
    Alliance Premier Growth Fund, Inc.
    Alliance Quasar Fund, Inc.
    Alliance Select Investor Series, Inc.
    Alliance Technology Fund, Inc.
    Alliance Variable Products Series Fund, Inc.
    Alliance Worldwide Privatization Fund, Inc.
    AllianceBernstein Disciplined Value Fund, Inc.
    AllianceBernstein Real Estate Investment Fund, Inc.
    AllianceBernstein Utility Income Fund, Inc.
    Sanford C. Bernstein Fund, Inc.
    The Alliance Portfolios
    The AllianceBernstein Trust
    The Korean Investment Fund, Inc.

    (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                            POSITIONS AND           POSITIONS AND
                            OFFICES WITH            OFFICES WITH
    NAME                    UNDERWRITER             REGISTRANT

Michael J. Laughlin         Director and Chairman

John D. Carifa              Director                Trustee

Robert L. Errico            Director and President

Geoffrey L. Hyde            Director and Senior
                            Vice President

David Conine                Executive Vice President

Richard A. Davies           Executive Vice
                            President & Managing
                            Director

Richard K. Saccullo         Executive Vice President

Edmund P. Bergan, Jr.       Senior Vice President,  Secretary
                            General Counsel and
                            Secretary

Robert H. Joseph, Jr.       Senior Vice President
                            and Chief Financial Officer

Benji A. Baer               Senior Vice President

Amy I. Belew                Senior Vice President

John R. Bonczek             Senior Vice President

John R. Carl                Senior Vice President

William W. Collins, Jr.     Senior Vice President

Richard W. Dabney           Senior Vice President

Mark J. Dunbar              Senior Vice President

John C. Endahl              Senior Vice President

Donald N. Fritts            Senior Vice President

John A. Gagliano            Senior Vice President

Andrew L. Gangolf           Senior Vice President       Assistant
                            and Assistant General       Secretary
                            Counsel

John Grambone               Senior Vice President

William B. Hanigan          Senior Vice President

Bradley F. Hanson           Senior Vice President

George H. Keith             Senior Vice President

Richard D. Keppler          Senior Vice President

Richard E. Khaleel          Senior Vice President

Susan L. Matteson-King      Senior Vice President

Shawn P. McClain            Senior Vice President

Daniel D. McGinley          Senior Vice President

Patrick J. Mullen           Senior Vice President

Joanna D. Murray            Senior Vice President

Daniel A. Notto             Senior Vice President

Antonios G. Poleondakis     Senior Vice President

Robert E. Powers            Senior Vice President

Domenick Pugliese           Senior Vice President       Assistant
                            and Assistant General       Secretary
                            Counsel

Kevin A. Rowell             Senior Vice President

John P. Schmidt             Senior Vice President

Kurt H. Schoknecht          Senior Vice President

Raymond S. Sclafani         Senior Vice President

Gregory K. Shannahan        Senior Vice President

Scott C. Sipple             Senior Vice President

Joseph F. Sumanski          Senior Vice President

Peter J. Szabo              Senior Vice President

Michael J. Tobin            Senior Vice President

Joseph T. Tocyloski         Senior Vice President

David R. Turnbough          Senior Vice President

Richard A. Winge            Senior Vice President

Emilie Wrapp                Senior Vice President and
                            Assistant General Counsel

Gerard J. Friscia           Vice President and
                            Controller

Michael W. Alexander        Vice President

Ricardo Arreola             Vice President

Peter J. Barber             Vice President

Kenneth F. Barkoff          Vice President

Adam J. Barnett             Vice President

Charles M. Barrett          Vice President

Matthew F. Beaudry          Vice President

Gregory P. Best             Vice President

Dale E. Boyd                Vice President

Robert F. Brendli           Vice President

Thomas C. Callahan          Vice President

Kevin T. Cannon             Vice President

John M. Capeci              Vice President

John P. Chase               Vice President

Doris T. Ciliberti          Vice President

Leo H. Cook                 Vice President

Russell R. Corby            Vice President

Dwight P. Cornell           Vice President

Michael R. Crimmins         Vice President

John W. Cronin              Vice President

Robert J. Cruz              Vice President

Daniel J. Deckman           Vice President

Sherry V. Delaney           Vice President

Faith C. Deutsch            Vice President

Janet B. DiBrita            Vice President

Richard P. Dyson            Vice President

Adam E. Engelhardt          Vice President

John E. English             Vice President

Sohaila S. Farsheed         Vice President

John J. Fennessy            Vice President

Daniel J. Frank             Vice President

Mark D. Gersten             Vice President          Treasurer and
                                                    Chief
                                                    Financial
                                                    Officer

Hyman Glasman               Vice President

Thomas R. Graffeo           Vice President

Timothy J. Greeley          Vice President

Alan Halfenger              Vice President

Michael S. Hart             Vice President

Jean-Francois Y. Hautemulle Vice President

Edward J. Hecker            Vice President

Timothy A. Hill             Vice President

George R. Hrabovsky         Vice President

Scott Hutton                Vice President

Anthony D. Ialeggio         Vice President

Theresa Iosca               Vice President

Oscar J. Isoba              Vice President

Eric G. Kalendar            Vice President

Danielle M. Klaskow         Vice President

Victor Kopelakis            Vice President

Richard D. Kozlowski        Vice President

Daniel W. Krause            Vice President

Donna M. Lamback            Vice President

P. Dean Lampe               Vice President

Joseph R. Laspina           Vice president

Henry Michael Lesmeister    Vice President

Eric L. Levinson            Vice President

James M. Liptrot            Vice President

James P. Luisi              Vice President

Michael F. Mahoney          Vice President

Scott T. Malatesta          Vice President

Kathryn Austin Masters      Vice President

Thomas M. McConnell         Vice President

David L. McGuire            Vice President

Jeffrey P. Mellas           Vice President

Michael V. Miller           Vice President

Marcia L. Mohler            Vice President

Thomas F. Monnerat          Vice President

Michael F. Nash, Jr.        Vice President

Timothy H. Nasworthy        Vice President

Nicole Nolan-Koester        Vice President

Peter J. O'Brien            Vice President

John J. O'Connor            Vice President

Daniel P. O'Donnell         Vice President

Richard J. Olszewski        Vice President

Todd P. Patton              Vice President

Jeffrey R. Petersen         Vice President

Catherine N. Peterson       Vice Presient

James J. Posch              Vice President

Arlene L. Reddington        Vice President

Carol H. Rappa              Vice President

Bruce W. Reitz              Vice President

Karen C. Satterberg         Vice President

Eileen B. Sebold            Vice President

Arthur M. Sgroi             Vice President

Richard J. Sidell           Vice President

Clara Sierra                Vice President

Teris A. Sinclair           Vice President

Rayandra E. Slonina         Vice President

Bryant B. Smith             Vice President

Jeffrey C. Smith            Vice President

William J. Spector          Vice President

Martine H. Stansbery, Jr.   Vice President

Eileen Stauber              Vice President

Gordon Telfer               Vice President

Elizabeth K. Tramo          Vice President

Benjamin H. Travers         Vice President

Michael D. Underhill        Vice President

Andrew B. Vaughey           Vice President

Marie R. Vogel              Vice President

Wayne W. Wagner             Vice President

Jesse L. Weissberger        Vice President

Mark E. Westmoreland        Vice President

Paul C. Wharf               Vice President

Scott Whitehouse            Vice President

Matthew Witschel            Vice President

Michael A. Wolfsmith        Vice President

Stephen P. Wood             Vice President

Keith A. Yoho               Vice President

Richard J. Appaluccio       Assistant Vice
                            President

Omar J. Aridi               Assistant Vice
                            President

Joseph D. Asselta           Assistant Vice
                            President

Andrew Berger               Assistant Vice
                            President

Susan Bieber                Assistant Vice
                            President

Paul G. Bishop              Assistant Vice
                            President

Daniel U. Brakewood         Assistant Vice
                            President

Henry Brennan               Assistant Vice
                            President

Alan T. Brum                Assistant Vice
                            President

Mark S. Burns               Assistant Vice
                            President

Maria L. Carreras           Assistant Vice
                            President

Judith A. Chin              Assistant Vice
                            President

Jorge Ciprian               Assistant Vice
                            President

Jeffrey T. Coghan           Assistant Vice
                            President

Shawn M. Conroy             Assistant Vice
                            President

Jean A. Coomber             Assistant Vice
                            President

Dorsey Davidge              Assistant Vice
                            President

Jennifer M. DeLong          Assistant Vice
                            President

Ralph A. DiMeglio           Assistant Vice
                            President

Timothy J. Donegan          Assistant Vice
                            President

Joan Eilbott                Assistant Vice
                            President

Bernard J. Eng              Assistant Vice
                            President

Jeffrey M. Eschert          Assistant Vice
                            President

Michael J. Eustic           Assistant Vice
                            President

Marci Green                 Assistant Vice
                            President

Kumar Jagdeo II             Assistant Vice
                            President

Arthur F. Hoyt, Jr.         Assistant Vice
                            President

Mark W. Hubbard             Assistant Vice
                            President

David A. Hunt               Assistant Vice
                            President

Michael J. Kawula           Assistant Vice
                            President

Elizabeth E. Keefe          Assistant Vice
                            President

Edward W. Kelly             Assistant Vice
                            President

Julie B. Kerzner            Assistant Vice
                            President

Thomas J. Khoury            Assistant Vice
                            President

Jeffrey M. Kusterer         Assistant Vice
                            President

Alexandra C. Landau         Assistant Vice
                            President

Laurel E. Lindner           Assistant Vice
                            President

Evamarie C. Lombardo        Assistant Vice
                            President

Gary D. McConnel            Assistant Vice
                            President

Daniel K. McGouran          Assistant Vice
                            President

Amanda C. McNichol          Assistant Vice
                            President

Richard F. Meier            Assistant Vice
                            President

Steven M. Miller            Assistant Vice
                            President

Jeffrey D. Mosco            Assistant Vice
                            President

Charles B. Nanick           Assistant Vice
                            President

Alex E. Pady                Assistant Vice
                            President

Raymond E. Parker           Assistant Vice
                            President

Wandra M. Perry-Hartsfield  Assistant Vice
                            President

Rizwan A. Raja              Assistant Vice
                            President

Brendan J. Reynolds         Assistant Vice
                            President

Patricia Ridella            Assistant Vice
                            President

James A. Rie                Assistant Vice
                            President

Lauryn A. Rivello           Assistant Vice
                            President

Christopher P. Rodney       Assistant Vice
                            President

Peter V. Romeo              Assistant Vice
                            President

Jessica M. Rozman           Assistant Vice President

Christina Santiago          Assistant Vice
                            President and Counsel

Matthew J. Scarlata         Assistant Vice
                            President

Norman B. Schiszler         Assistant Vice
                            President

John Scialabba              Assistant Vice
                            President

Orlando Soler               Assistant Vice
                            President

Nancy D. Testa              Assistant Vice
                            President

Eric D. Weedon              Assistant Vice
                            President

Tracianne Williams          Assistant Vice
                            President

Nina C. Wilkinson           Assistant Vice
                            President

Mark R. Manley              Assistant Secretary


         (c)       Not applicable.

ITEM 28. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc. 500 Plaza Drive, Secaucus, New Jersey 07094-1520 and at the offices of The Bank of New York, 48 Wall Street, New York, New York 10286. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29. Management Services.

         Not applicable.

ITEM 30. Undertakings.

    Not applicable.

                            SIGNATURE

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the Amendment to its Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of March, 2002.

                                  ALLIANCE MONEY MARKET FUND


                                  by /s/  Ronald M. Whitehill
                                     ____________________________
                                          Ronald M. Whitehill
                                          President


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

      Signature                   Title                 Date

1)  Principal
    Executive Officer

    /s/Ronald M. Whitehill         President             March 27, 2002
    ______________________
       Ronald M. Whitehill

2)  Principal Financial and
    Accounting Officer

    /s/Mark D. Gersten             Treasurer and Chief   March 27, 2002
    _____________________          Financial Officer
       Mark D. Gersten

3)  All of the Trustees

    Richard S. Borisoff            Robert A. Lewis
    John D. Carifa                 Clifford L. Michel
    Jeffrey M. Cole
    Richard J. Daly                William L. Rhoads III
    William H. Foulk, Jr.          Richard R. Stumm
    Arthur S. Kranseler            Ronald M. Whitehill

    by /s/Edmund P. Bergan, Jr.              March 27, 2002
    ___________________________
          (Attorney-in-fact)
          Edmund P. Bergan, Jr.

                        Index to Exhibits


(i)      Opinion and Consent of Seward & Kissel LLP
(j)      Consent of Independent Accountants
















































                              C-19
00250217.AQ2